RETAIL LEASE AGREEMENT

SUMMARY OF BASIC LEASE PROVISIONS AND CERTAIN DEFINED TERMS

1.1. LANDLORD: LG Coral Gables, LLC, a Florida limited liability company

NOTICE ADDRESS: 2650 Cedar Springs Rd., Suite 800, Dallas, TX 75201, Attn: Darin Botelho

Rent Payment Address: 3535 Peachtree Road NE, Ste. 520-344, Atlanta, GA 30326

Payable To: LG Coral Gables, LLC

1.2. TENANT: Earth Science Tech, Inc., a Nevada Corporation

NOTICE ADDRESS: 2255 Glades R d Ste. 324A Boca Raton, FL 33431

TENANT'S TRADE NAME: Nutrition Empire, Inc.

1.3. GUARANTOR: Harvey Katz

1.4. AGENT: Terranova Corporation COOPERATING AGENT: Gables Riches

1.5. DEMISED PREMISES and PROJECT: Suite Number: 102W with approximately 1,087 square feet as shown on Exhibit "A", located in the City of Coral Gables, Miami-Dade County ("Applicable County"), Florida ("Applicable State"), which Demised Premises are a part of the mixed use project known as Gables Ponce and depicted on Exhibit "B" (the "Project").

1.6. COMMENCEMENT DATE: The earlier to occur of: (i) the date upon which Tenant opens for business at the Demised Premises, or (ii) ninety (90) days after the Delivery Date. All Rent commences on the Commencement Date.

1.7. LEASE TERM: Commencing on the Commencement Date and continuing for five (5) years after the Commencement Date ("Initial Term"). Renewal Options: one (1) option for three (3) years ("Extension Term"). See Exhibit "D". The Initial Term, as extended by the Extension Term, shall be referred to hereinafter as the "Lease Term". The last day of the Lease Term is the "Expiration Date".

1.8. MINIMUM RENT:

LEASE MONTHS	ANNUAL MINIMUM RENT PER SQUARE FOOT (PSF)	ANNUAL MINIMUM RENT	MONTHLY MINIMUM RENT
Month 1 through month 12	$38.00	$41,306.00	$3,442.17

If the Commencement Date does not occur on the first day of a calendar month, then "month 1" in the above table shall commence on the Commencement Date and shall end at the conclusion of the last calendar day of the next succeeding calendar month (for example, if the Commencement Date is February 10th, then "month 1" in the above chart would begin on February 10th and would end upon the conclusion of business on March 31st). And in such event the Minimum Rent for "month 1" shall be increased proportionately with the additional number of days attributable to such period. If there is a discrepancy between the calculations for Minimum Rent in the table above, the per square foot numbers for Minimum Rent shall prevail.

For each twelve (12) month period after the first twelve (12) month period (each a "Lease Year"), Minimum Rent shall increase by the greater of (i) four percent (4%) or (ii) the increase in CPI, increasing on the first month of each such Lease Year. The increase in CPI shall mean the percentage that the CPI as of the end of the immediately preceding Lease Year exceeded the CPI as of the end of the Lease Year one year earlier. As used in this Lease, the term "CPI" shall mean the Revised Consumer Price Index for Urban Wage Earners and Clerical Workers U.S. City Average, All Items (1982 = 100) published by the Bureau of Labor Statistics, United States Department of Labor, or a reasonably comparable substitute as identified by Landlord.

1.9. PROMOTIONAL FUND: Not Applicable.

1.10. SECURITY DEPOSIT: $17,210.83, due upon execution of this Lease.

1.11. PERMITTED USE: Tenant shall use and occupy the Demised Premises solely for the following: a retail store selling vitamins and supplements, and for no other use or purpose.

1.12. TENANT'S MINIMUM BUSINESS HOURS: Monday through Saturday, 10:00 a.m. to 8:00 p.m. and Sunday, noon to 6:00 p.m.

1.13. ESTIMATES OF INITIAL MONTHLY CHARGES/PREPAID RENT DUE UPON EXECUTION:

(This chart, however, does not supersede the specific provisions contained elsewhere in this Lease).

Initial Minimum Rent	$3,442.17
Initial Common Area Maintenance Expenses, Taxes, and Insurance	$1,058.92
Initial Sales Tax	$ 7%

1.14. TENANT ALLOWANCE: Intentionally Deleted.

1.15. DELIVERY DATE: The date Landlord tenders the Demised Premises to Tenant with Landlord's Work (if any) in Exhibit "C" substantially complete. Landlord currently estimates that the Delivery Date will be on or before August 28, 2014 (the "Estimated Delivery Date"). From and after the Delivery Date, Tenant shall observe and perform all of its obligations under this Lease, except for the obligation to pay Minimum Rent and Additional Rent, and except as otherwise expressly set forth herein.

1.16. PERCENTAGE RENT: Yes_X___ or No_____; Percentage rate: five percent (5%) over natural breakpoint.

1.17. RADIUS RESTRICTION: A radius of three (3) miles from any point on the perimeter of the Project.

1.18. EXCLUSIVE USE: See Exhibit "K".

1.19. PREPAID RENT: $4,816.16, due upon execution of this Lease.

EXHIBIT LIST:

A Demised Premises
B Site Plan of Project
C Construction Rider
D Renewal Options
E Rules and Regulations
F Exclusive Uses for other Occupants in the Project
G Guaranty
H Intentionally Deleted
I Intentionally Deleted
J Tenant's Insurance Requirements
K Intentionally Deleted

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ARTICLE 2 - DEMISED PREMISES; COMMENCEMENT AND EXPIRATION DATES

2.1 Landlord, in consideration of the rent to be paid and the covenants and agreements in this Lease to be performed by Tenant, does hereby lease the Demised Premises to Tenant, and Tenant hereby leases the Demised Premises from Landlord, upon and subject to the terms, covenants and conditions set forth in this Lease, and further subject to all applicable building, zoning and other ordinances and governmental requirements affecting the Project (defined herein) or the Demised Premises, and subject to all covenants, encumbrances and other matters of record encumbering or affecting the Project or the Demised Premises for the Lease Term. The Lease Term shall commence upon the Commencement Date and shall end on the Expiration Date, unless sooner terminated as hereinafter provided. If the Commencement Date is delayed or Landlord is unable to deliver possession of the Demised Premises on the Commencement Date by reason of the holding over of any prior tenant, delay caused by any alteration or construction work, or for any other reason not attributable to fault on the part of Tenant, Tenant shall not be required to commence payment of any form of rent due under this Lease until the Commencement Date has occurred and Landlord has delivered possession of the Demised Premises to Tenant. The site plan attached as Exhibit "B" identifies the approximate location and size of the buildings presently contemplated by Landlord. Building size, site dimensions, access and parking areas, and existing tenant locations and identities, as well as any other matters depicted on the site plan, are subject to change in Landlord's sole discretion. Landlord does not make any representations or warranties that the Demised Premises complies with applicable laws, codes or ordinances or that Tenant's Permitted Use is allowable under applicable zoning codes or laws. This Lease shall be effective upon full execution and delivery of this Lease. Tenant's obligation to pay Minimum Rent and Additional Rent shall not commence until the Commencement Date unless otherwise specifically provided in this Lease..

2.2 In determining the floor area of the Demised Premises, distances shall be measured from the exterior face of all exterior walls and the center of all partition walls, which separate the Demised Premises from any interior area. Within thirty (30) days after the Commencement Date of this Lease, Landlord's architect or engineer may re-measure the Demised Premises and the square footage of the Demised Premises as re-measured shall be substituted for the square footage herein recited for all purposes under this Lease, and all items affected by such measurement will be automatically adjusted accordingly.

2.3 The Demised Premises shall be constructed in accordance with the Construction Rider attached hereto as Exhibit "C". Except to the extent modified by the Construction Rider, the Demised Premises is being leased to Tenant in "AS IS" condition. Landlord makes no warranty of any kind, express or implied, with respect to the Demised Premises (without limitation, Landlord makes no warranty as to the use, habitability, fitness or suitability of the Demised Premises for a particular purpose, nor as to the absence of any toxic or otherwise Hazardous Materials as defined herein). Tenant hereby acknowledges that it has been given the opportunity to inspect the Demised Premises and to have qualified experts inspect the Demised Premises prior to the execution of this Lease.

ARTICLE 3 - RENT

3.1 If the Commencement Date is a date other than the first day of a calendar month, the Lease Term will be for the number of years and months specified above plus the remainder of the calendar month in which the Commencement Date occurs. Tenant shall have the right to extend the Lease Term subject to and in accordance with the terms of Exhibit "D". All Minimum Rent payments shall be made on the first day of each calendar month, monthly in advance, for each and every month during the Lease Term. Notwithstanding anything to the contrary contained herein, Tenant shall pay to Landlord the Prepaid Rent set forth in Article 1 hereof on the Effective Date. "Additional Rent" shall include those charges hereinafter designated as such in this Lease including but not limited to sales taxes, Taxes, Percentage Rent, Common Area Maintenance Expenses, Insurance Expenses, interest, late charges, and all other payments and charges payable by Tenant hereunder. Upon the Commencement Date, Minimum Rent and Additional Rent shall be payable for the first full calendar month of the Lease Term; but if the Lease Term does not commence on the first day of a calendar month, a pro rata part of Minimum Rent and Additional Rent shall be payable for such partial month. Tenant agrees that at the request of Landlord, Tenant will, following the Commencement Date, execute and deliver a written statement acknowledging that Tenant has accepted possession and reciting the exact Commencement Date and Expiration Date.

3.2 All Minimum Rent, and Additional Rent shall be deemed to be and are included in the term "Rent". Tenant shall pay all sales, use, rental, rental use and other taxes assessed by any governmental authority against Rent or otherwise related to the Demised Premises, as applicable (collectively, Sales Tax"). Payment of all Sales Tax shall be made by Tenant on a monthly basis, concurrently with payment of the Minimum Rent and Additional Rent.

3.3 Tenant shall pay Landlord Minimum Rent in monthly installments in the amounts specified in Article 1. The first such monthly installment is due and payable on or before the Commencement Date, and subsequent installments are due and payable on or before the first day of each succeeding calendar month during the Lease Term; provided that if the Commencement Date is not the first day of a month, then a pro rata part of Minimum Rent and Additional Rent shall be payable for such partial month.

3.4 In addition to the Minimum Rent, if Tenant is obligated to pay Percentage Rent pursuant to Article 1, then Tenant shall also pay to Landlord each year "Percentage Rent" determined by: (i) multiplying the total Gross Sales during the particular calendar year by the percentage rate, and then (ii) subtracting from the product thus obtained the Minimum Rent paid by Tenant to Landlord for such calendar year. Tenant shall pay such Percentage Rent in monthly installments as follows: On or before the 10th day of each calendar month during the Lease Term, Tenant shall pay to Landlord, after deducting therefrom the Minimum Rent due from Tenant for the preceding calendar month, a sum of money equal to the product of the percentage rate referenced in Article 1 multiplied by the total Gross Sales made in or from the Demised Premises during such previous month. If the total of the monthly payments of Percentage Rent for any calendar year is not equal to the annual Percentage Rent computed on the amount of gross sales for such calendar year in accordance with the percentage rate, then Tenant shall pay to Landlord any deficiency or Landlord shall refund to Tenant any overpayment, as the case may be, within sixty (60) days after the end of such calendar year.

If this Lease should commence on a date other than the first day of a calendar year, or terminate on a date other than the last day of a calendar year, Percentage Rent for such fractional part of the calendar year following the Commencement Date or preceding the termination date, as the case may be, will be prorated to account for the partial year. Upon the termination of this Lease, Tenant shall make a payment of Percentage Rent for the final month or partial calendar month of the Lease Term.

"Gross Sales" includes the entire amount of the sales price, whether for cash or otherwise (including the full purchase price of purchases in whole or in part by means of gift certificates, advertising certificates or trade-ins), of all sales of merchandise and services, fees from suppliers for displaying their merchandise (sometimes referred to as "slotting fees"), and other receipts whatsoever, of all business conducted in or from the Demised Premises, including, by way of illustration (but in no way limited to), mail, telephone orders or electronic orders (e.g., internet, computer, etc.) received or filled at the Demised Premises, "layaways" and other deposits (offset by such sums refunded to purchasers), orders taken (although such orders may be filled elsewhere), sales to employees in excess of two percent (2%) of the total gross sales for the applicable period, sales through vending machines, automated transaction machines, electronic games or other devices (less costs incurred in stocking any such machines, and only to the extent of Tenant's receipt of the revenues thereof), and sales by any sublessee, concessionaire or licensee or otherwise (as well as licensee fees, franchise fees and similar fees) in or from the Demised Premises. Each sale upon installment or credit shall be treated as a sale for the full price in the month during which the sale was made, irrespective of the time when Tenant receives payment from its customer. No deduction is allowed for uncollected or uncollectible credit accounts. Gross sales do not include, however, any sums collected and paid out for any sales or excise tax imposed by any duly constituted governmental authority, nor does it include the exchange of merchandise between the stores of Tenant or any of Tenant's affiliates, if any, where such exchanges are made solely for the convenient operation of the business of Tenant and not for the purpose of consummating a sale which has theretofore been made in or from the Demised Premises and/or for the purpose of depriving Landlord of the benefit of a sale which otherwise would be made in

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or from the Demised Premises, nor the amount of returns to shippers or manufacturers, nor the amount of any cash or credit refund made upon any sale when the merchandise sold, or some part thereof, is thereafter returned by purchaser and accepted by Tenant, nor sales of Tenant's fixtures or personal property, nor any of the following: bad checks net of recovery, bank chargebacks for counterfeit currency, tips or other gratuities given by customers to Tenant's agents, employees or servants, non-cash donations or giveaways to non-profit, charitable or religious organizations (such exclusion for donations or giveaways to only be up to, but not to exceed, one percent (1%) of Tenant's gross sales for the applicable calendar year), sale of employees uniforms, charges for delivery service, bulk sales or close-outs of merchandise not sold to the general public, sales of trade fixtures, furniture or store equipment (to the extent such sales are not in the ordinary course of Tenant's customary business), that portion of any layaway sales not collected, proceeds of casualty insurance policies (but only to the extent not paid for losses related to business interruption coverage or other payments of losses in respect to inventory or sales), and fees paid to issuers of credit cards provided such fees do not exceed three percent (3%) of gross sales for the calendar year.

3.5 On or before the twentieth (20th) day of each calendar month during the Lease Term, Tenant shall prepare and deliver to Landlord at Landlord's notice address a certified statement of Gross Sales made from the Demised Premises during the preceding calendar month. In addition, within sixty (60) days after the expiration of each calendar year and within sixty (60) days after the termination of this Lease if this Lease should not terminate at the end of a calendar year, Tenant shall prepare and deliver to Landlord at Landlord's notice address a statement of Gross Sales made from the Demised Premises during the preceding calendar year (or partial calendar year), certified to be correct by an officer of Tenant, or an independent Certified Public Accountant. Tenant shall furnish similar statements for its licensees, concessionaires and subtenants, if any. All such statements shall be in such form as the Landlord may require; and, if requested by Landlord, Tenant shall also provide to Landlord copies of sales reports submitted by Tenant to the applicable governmental authority of the Applicable State. Tenant shall keep in the Demised Premises a permanent, accurate set of books and records of all sales of merchandise and revenue derived from business conducted in the Demised Premises, and all supporting records such as tax reports and banking records. Tenant shall retain and preserve all such books and records for at least twenty-four (24) months after the end of the calendar year to which they relate, which books and records are subject to inspection and audit by Landlord and its agents at all reasonable times. If any books and records relate to a matter that is in dispute between Landlord and Tenant, then Tenant shall retain such books and records until such dispute has been resolved, even if such period of time exceeds twenty-four (24) months.

3.6 If Tenant is paying Percentage Rent hereunder, Landlord may have its auditors make a special audit of all books and records, wherever located, pertaining to sales made in or from the Demised Premises. If Tenant's statements are found to be incorrect to an extent of more than two percent (2%) over the figures submitted by Tenant, or if Tenant has failed to deliver statements, Tenant shall pay for such audit. In addition, Tenant shall promptly pay to Landlord any deficiency that is established by such audit.

3.7 Tenant and any guarantor shall, within ten (10) days after a request from Landlord (but not more than once per calendar year unless in connection with an uncured Tenant default, a proposed sale or refinance of the Project, in whole or in part), deliver to Landlord such financial statements as are reasonably required by Landlord to verify the net worth of Tenant and any guarantor of Tenant's obligations under this Lease (including, without limitation, a balance sheet and a profit and loss statement for the most current fiscal year of Tenant and such guarantor). Such statements shall be certified to be correct by an officer of Tenant or such guarantor, as applicable, or an independent certified public accountant and shall be prepared in accordance with generally accepted accounting principles. If Tenant is a subsidiary comprising only the operations conducted at the Demised Premises, Tenant shall also provide such statements from the parent company or larger business of which Tenant is a part. If Tenant is an individual, the financial statements for Tenant shall be prepared in accordance with generally accepted accounting standards governing personal financial statements and include all assets and liabilities of the individual, including the operations conducted at the Demised Premises as well as all other business activities. Additionally, if Tenant or any guarantor of Tenant's lease obligations is an individual, Landlord may require the individual's most recent federal income tax return in lieu of financial statements for that individual.

3.8 Landlord shall use reasonable good faith efforts to keep confidential all sales reports, and financial statements supplied by Tenant; however, Landlord has the right to reveal such information to mortgagees, prospective purchasers and prospective mortgagees (and their respective agents in such regard) and to Landlord's managers, brokers, employees, agents, development and administrative officers and personnel, professional advisors and consultants, and Landlord shall further have the right to reveal such information as may be required by law or in connection with legal proceedings.

3.9 All Rent and other sums hereunder provided to be paid by Tenant shall be due and payable by Tenant without demand, deduction, abatement or off-set except as expressly provided herein. All Rent due but unpaid after the 5th day of each month shall be subject to a late charge in the amount of ten percent (10%) of the amount then due. All sums and charges of whatsoever nature payable by Tenant pursuant to the terms of this Lease (including, without limitation, all payments of Additional Rent) may be treated by Landlord as a failure by Tenant to pay Minimum Rent. If any payment for Rent is by check, which is thereafter returned for insufficient funds, Tenant shall immediately make the required payment to Landlord in good funds. Additionally. Tenant shall pay to Landlord all other amounts specified by the terms of this Lease (including, without limitation, interest or other charges), plus an additional fee of $100.00 to compensate Landlord for its expense and effort in connection with the dishonored check.

ARTICLE 4 - TAXES, INSURANCE EXPENSES AND OTHER CHARGES

4.1 Tenant is liable for all taxes levied against personal property and trade fixtures placed by Tenant in the Demised Premises. If any such taxes are levied against Landlord or Landlord's property and if Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of personal property and trade fixtures placed by Tenant in the Demised Premises and Landlord elects to pay the taxes based on such increase, then Tenant shall pay Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder or that part of such increase in Landlord's taxes due to such activities by Tenant in the Demised Premises.

4.2 Tenant shall pay for an amount equal to its "Tax Proportionate Share" (defined herein) of all "Taxes" (as defined below). The "Tax Proportionate Share" shall be a percentage, the numerator of which is the number of square feet in the Demised Premises, and the denominator of which is the number of square feet in the retail portion of the Project. "Taxes" include any of the following charges which may be paid by or on behalf of Landlord, either directly or indirectly, in connection with the Project (or any portion thereof), including without limitation: ad valorem taxes; general and special assessments; costs incurred in monitoring and disputing taxes, whether paid to an outside consultant or otherwise; parking surcharges; any margin tax; any tax or excise on rents; any tax or charge for governmental services (such as street maintenance or fire protection); and any tax or charge which replaces any of such above described "Taxes." Taxes do not include any other franchise, estate, inheritance or general income tax, unless any such tax replaces or is in substitution for any of the Taxes described in the preceding sentence. Landlord currently employs a third party consultant on an annual basis to assist Landlord in determining the value that should be allocated to the retail portion of the Project. Tenant's share of Taxes due and payable by Tenant shall be calculated by multiplying the Tax Proportionate Share by the portion of the tax bill that is assigned by Landlord to the retail portion of the Project. Tenant agrees that, as between Tenant and Landlord, Landlord has the sole and absolute right to contest taxes levied against the Demised Premises and the Project (other than taxes levied directly against Tenant's personal property within, or sales made from, the Demised Premises).

4.3 Tenant shall also pay for an amount equal to Tenant's "Insurance Proportionate Share" (defined herein) of all "Insurance Expenses" (as defined below). Tenant's "Insurance Proportionate Share" shall be a percentage, the numerator of which is the number of square feet in the Demised Premises, and the denominator of which is the number of square feet in the Project as a whole. "Insurance Expenses" includes all premiums and other expenses incurred by Landlord for commercial general liability insurance, "all risk" property insurance (plus whatever endorsements or special coverages which Landlord, in Landlord's sole discretion, may consider appropriate), windstorm and all other insurance carried by Landlord in its sole discretion, including the amount of any deductibles paid by Landlord or self-insured retention for which Landlord is responsible.

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4.4 Tenant shall make monthly payments based upon the estimated annual total of all Taxes and Insurance Expenses as estimated from Landlord from time to time. Tenant agrees that any such monthly payments are due and payable monthly on the same day that Minimum Rent is due and is subject to adjustment at the end of the year on the basis of the actual Taxes and Insurance Expenses for such year. Notwithstanding the above, as to charges for which such percentage, when applied uniformly, would have an inequitable result, Landlord may in its sole discretion determine the percentage that Landlord reasonably deems to be equitable. Landlord's allocations for Taxes shall be final and Landlord shall have the right to determine, in its sole discretion to discontinue its use of a consultant for Taxes and/or change its method of calculation for the proportionate share of Insurance Expenses or Taxes. Tenant acknowledges Landlord has not made any warranty, agreement or representation of any kind as to the actual dollar amount of Taxes, Common Area Maintenance Expenses or Insurance Expenses payable hereunder or Tenant's proportionate share of such amounts. Tenant's obligations under this Section will be prorated during any partial year (*i.e.*, the first year and the last year of the Lease Term).

ARTICLE 5 – COMMON AREA

5.1 Landlord will provide and maintain the Common Area (as hereinafter defined) in the Project and make necessary repairs thereto and, except when prevented from doing so by causes beyond its control. Tenant, and its employees and customers, have the nonexclusive right to use the Common Area as constituted from time to time, such use to be in common with Landlord, other tenants in the Project and other persons permitted by Landlord to use the same, and subject to such rules and regulations governing use as Landlord may from time to time prescribe. Landlord shall have the right, from time to time, to change the arrangement, layout and/or size of the Common Area, and designate employee parking spaces and tenant truck loading zones, and to do and perform such other acts in the Common Area as Landlord shall, in its good faith judgment, determine to be advisable. Landlord shall also have the right to grant (among other things) cross access, cross parking and/or cross easement rights, as well as any other reasonably requested rights, with respect to the Project. Without limiting the generality of the immediately preceding sentence, Landlord may from time to time substitute for any parking area other areas reasonably accessible to the tenants of the Project, which areas may be off-site, elevated, surface or underground. Landlord shall also have the right, from time to time, to establish, modify and enforce rules and regulations with respect to the Common Area. Tenant shall abide by the rules and regulations attached as Exhibit "E" and those other rules and regulations established by Landlord from time to time. Failure to abide by all rules and regulations shall be a default under the Lease. Nothing contained in this Lease shall require or obligate Landlord to provide security services in all or any portion of the Project. The term "Common Area" is defined for all purposes of this Lease as that part of the Project intended for the common use of all tenants and the public (and including elements related to the Project or which are necessary for the use and operation thereof, as reasonably determined by Landlord) which is maintained by Landlord or the expense of which is borne in whole or in part by Landlord, including among other facilities (as such may be applicable to, or beneficial to the operation of, the Project), parking areas, streets and alleys, common open spaces, landscaping, curbs, loading area, sidewalks and streetscapes, malls and promenades (enclosed or otherwise), lighting facilities, drinking fountains, meeting rooms, public toilets, and the like. However, Tenant shall have no right to use the elevator lobbies, apartment floors, and any other areas designated by Landlord exclusively for residential occupants.

5.2 Tenant and Tenant's employees may park only in the areas designated by Landlord as employee parking areas. Landlord may seasonally place kiosks or allow the placement of vending carts in and around the Common Area in accordance with applicable governmental laws, rules and regulations. Tenant will not use the sidewalks adjacent to the Demised Premises, or any other space outside of the Demised Premises, for the sale or display of any merchandise or for other business, occupation or undertaking.

5.3 Tenant's "Proportionate Share" with respect to the Common Area Maintenance Expenses shall equal a percentage, the numerator of which is the number of square feet in the Demised Premises, and the denominator of which is the number of square feet in the retail area of the Project to which the applicable cost or expense applies.

5.4 In addition to the rents and other charges prescribed in this Lease, Tenant shall pay to Landlord, Tenant's Proportionate Share of the costs of operating, managing, administering, equipping, protecting, policing, lighting, maintaining, repairing, replacing, painting and improving the Project and the Common Area which may be incurred by Landlord in its discretion (collectively, "Common Area Maintenance Expenses"), including, among other costs, lighting, painting, cleaning, landscaping (including landscaping of any common open spaces maintained by Landlord or for whose maintenance Landlord pays), parking (including valet parking), policing (to the extent, if any, that security is provided by or otherwise arranged for by Landlord), seasonal decoration, inspecting, repairing, replacing of any portion of the Common Area, operation of the central portion and water lines of any split heating, air conditioning and ventilating systems, trash removal for the Common Area, the roofs and roofing systems of the buildings of the Project, decorative awnings, janitorial services for the Project, service and maintenance agreements for the Project and Common Area, charges and assessments paid by Landlord pursuant to any reciprocal easement agreement or comparable document affecting or benefiting the Project, all materials, supplies and services purchased or hired in connection with the operation of the Common Area, compensation and benefits paid to any and all personnel related to the operation, ownership, maintenance, repair and management of the Common Area, including, without limitation, security and maintenance persons, secretaries, bookkeepers and other personnel, together with the office expenses of such personnel, management fees charged for management of the Project, an overhead administrative fee in the amount of fifteen percent (15%) of the total Common Area Maintenance Expenses. With regard to capital expenditures (i) the original investment in capital improvements (*i.e.*, upon the initial construction of the Project) cannot be included, and (ii) improvements and replacements made after the Effective Date, to the extent capitalized on Landlord's records may be included only to the extent of a reasonable depreciation or amortization (including interest accruals commensurate with Landlord's interest costs). If this Lease should commence on a date other than the first day of a calendar year or terminate on a date other than the last day of a calendar year, Tenant's reimbursement obligations under this Section will be prorated based upon Landlord's expenses for the entire calendar year. Tenant shall make such payments to Landlord on demand, at intervals not more frequent than monthly. Tenant shall make monthly payments to Landlord based upon the estimated annual cost of operation and maintenance of the Common Area, payable in advance but subject to adjustment after the end of the year on the basis of the actual cost for such year. With regard to the charges contemplated in this Section, Tenant further agrees that unless within thirty (30) days after Landlord's delivery to Tenant of an assessment and/or statement related to any such charges, Tenant delivers to Landlord a written assertion of one or more specific errors or a written request for further detail regarding a specific charge, then the assessment and/or statement shall be deemed correct in all respects. In addition, Tenant further agrees that if it so asserts error or requests further information within such thirty (30) day period, Tenant will nevertheless pay all amounts charged by Landlord pending a resolution thereof. In the event Landlord establishes a promotional fund to pay for advertising, seasonal decorations, and other marketing activities of the Project (as may be directed by Landlord from time to time), Tenant shall the amount set forth in Article 1.

5.5 LANDLORD MAKES NO REPRESENTATION OR WARRANTY REGARDING WHETHER OR NOT LANDLORD WILL PROVIDE SECURITY SERVICES OR, IF LANDLORD DOES ELECT TO PROVIDE SECURITY SERVICES, WHAT FORM OF SECURITY SERVICES WILL BE PROVIDED. NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH HEREIN, TENANT HEREBY ACKNOWLEDGES AND AGREES THAT LANDLORD DOES NOT MAKE, AND TENANT HEREBY WAIVES, ANY GUARANTY OR WARRANTY, EXPRESSED OR IMPLIED, WITH RESPECT TO ANY SECURITY AT THE PROJECT OR THE DEMISED PREMISES, OR THAT ANY SECURITY MEASURES WILL BE TAKEN OR WILL PREVENT OCCURRENCES OR CONSEQUENCES OF CRIMINAL ACTIVITY, IT BEING HEREBY ACKNOWLEDGED AND AGREED BY TENANT THAT LANDLORD HAS NOT AGREED TO PROVIDE ANY SECURITY SERVICES OR MEASURES AT THE PROJECT OR THE DEMISED PREMISES AND THAT NEITHER LANDLORD NOR ANY OFFICER, DIRECTOR, OWNER, PARTNER, EMPLOYEE, AGENT, CONTRACTOR, PROPERTY MANAGER OR OTHER AUTHORIZED REPRESENTATIVE OF LANDLORD SHALL BE LIABLE TO TENANT IN ANY EVENT FOR, AND TENANT HEREBY RELEASES LANDLORD AND ALL OFFICERS, DIRECTORS, OWNERS, PARTNERS, EMPLOYEES, AGENTS, CONTRACTORS, PROPERTY MANAGERS AND OTHER AUTHORIZED REPRESENTATIVES OF LANDLORD FROM ANY RESPONSIBILITY FOR, LOSSES DUE TO THEFT OR BURGLARY OR ANY CRIMINAL ACTIVITY, OR FOR DAMAGE OR INJURY DONE BY UNAUTHORIZED PERSONS IN THE PROJECT OR THE DEMISED PREMISES OR IN CONNECTION WITH ANY SUCH SECURITY MATTERS (INCLUDING WITHOUT LIMITATION ANY DAMAGE OR INJURY RESULTING FROM A CRIMINAL OR TERRORIST ATTACK).

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ARTICLE 6 - USE AND CARE OF DEMISED PREMISES

6.1 Tenant shall use the Demised Premises for the Permitted Use and for no other use or purpose and operate only under the trade name set forth in Article 1. Tenant shall not violate any exclusive use restrictions then applicable to the Project including, without limitation, the exclusive uses described on Exhibit "F", nor any prohibited uses then specified by Landlord from time to time with respect to the Project.

6.2 Tenant shall open for business to the public in the Demised Premises on or before the Commencement Date and Tenant shall operate its business in an efficient, high class and reputable manner so as to produce the maximum amount of sales from the Demised Premises. Tenant shall not at any time leave the Demised Premises vacant, but shall in good faith continuously throughout the Lease Term conduct and carry on in the entire Demised Premises the type of business for which the Demised Premises is leased. Tenant shall, except during reasonable periods for repairing, cleaning and decorating, keep the Demised Premises open to the public for business with adequate personnel in attendance on all days. Subject to applicable laws, ordinances or governmental regulations, the business days and retail store hours during which Tenant shall be required to be open for business to the public from the Demised Premises shall be as set forth in Article 1. Tenant agrees that if Tenant fails to open for business as required herein or fails to operate its business during the days and hours required under this Lease, or deserts or vacates the Demised Premises, then Tenant shall be in default under the Lease. Notwithstanding and in addition to any other remedy available to Landlord herein, in the event Tenant is not open for business to the public within 30 days of the Commencement Date, then Landlord shall have the right to terminate this Lease upon ten (10) days written notice to Tenant. Further, and in addition to any other remedy available to Landlord herein, if Tenant has not commenced Tenant's Work within thirty (30) days of the Delivery Date, or fails thereafter to diligently pursue Tenant's Work to completion, then Landlord shall have the right to terminate this Lease within ten (10) days thereafter upon written notice to Tenant.

6.3 Tenant shall strictly comply, at its sole cost and expense, with any and all applicable federal, state and local environmental laws, rules, regulations, permits and orders affecting the Demised Premises and the business operations of Tenant conducted in the Demised Premises, whether now in effect or as may be promulgated hereafter, and as may be amended from time to time (hereinafter referred to as "Environmental Laws"), including without limitation any and all applicable Environmental Laws relating to the recycling, reuse, storage, handling, disposal and presence of any "Hazardous Materials" (as hereinafter defined) in or about the Demised Premises and the Project. As used in this paragraph, the term "Hazardous Material(s)" shall mean any substances defined as or included in the definition of "hazardous substances", "hazardous wastes," "hazardous materials," "toxic substances," "contaminants" or other pollution under any applicable Environmental Laws, including without limitation mold. Tenant shall not cause or permit the storage, use, generation, or disposition of any Hazardous Materials in, on, or about the Demised Premises, the Project by Tenant, its agents, employees, or contractors or invitees. Tenant shall promptly advise Landlord in writing immediately upon becoming aware of the existence of any spills, releases or discharges of Hazardous Materials that that occur in or about the Demised Premises, and any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened by any governmental authority with respect to the Demised Premises from time to time under any applicable Environmental Laws.

Tenant shall indemnify, defend (with counsel reasonably acceptable to Landlord at all tribunal levels), protect, and hold harmless Landlord, its employees, agents, contractors, stockholders, officers, directors, successors and assigns from and against all claims, actions, suits, proceedings, judgments, losses, costs, personal injuries, damages, liabilities, deficiencies, fines, penalties, damages, attorneys' fees, consultants' fees, investigations, detoxification, remediation, removal, and expenses of every type and nature, caused by either (i) the use, storage, transportation, release, disposal, discharge or emission of Hazardous Materials on or about the Demised Premises or the Project by Tenant or its agents, contractors, employees and invitees (collectively, "Tenant's Agents"), or (ii) Tenant's failure to comply with the provisions of this Article, or (iii) Tenant's or Tenant's Agents' failure to comply with any Environmental Laws. The indemnification obligations set forth in the immediately preceding sentence shall survive the Expiration Date or termination of this Lease.

6.4 Tenant shall not permit any objectionable or unpleasant noises or odors to emanate from the Demised Premises; nor place or permit any radio, television, loudspeaker or amplifier on the roof or outside the Demised Premises or where the same can be seen or heard from outside the Demised Premises; nor place any antenna, equipment, awning, fixture or other projection on the exterior of or above the Demised Premises; nor take any other action which would constitute a nuisance or would disturb or endanger other tenants of the Project or unreasonably interfere with their use of their respective premises; nor permit any unlawful or immoral practice to be carried on or committed in the Demised Premises; nor do anything which would tend to injure the reputation of the Project. Landlord and Tenant agree that any activity that emphasizes sexuality (such as showing pornography of even the mildest type) or use of illegal drugs is one that is unlawful or immoral and tends to injure the reputation of the Project. Tenant acknowledges and agrees that because of the multi-use and multi-floor nature of the Project, Tenant shall be especially diligent in complying with the terms of all of the provisions of this Section and that Landlord's determination of whether or not Tenant is complying with the terms of this Section is final.

6.5 Tenant shall, at Tenant's sole expense, procure any permits and licenses required for the transaction of business in the Demised Premises and otherwise comply with all applicable laws, ordinances and governmental regulations. In addition, if the nature of Tenant's business makes it advisable for Tenant to take any extra precautions (for example, in the case of a business which is affected by so-called "dram shop" laws, Tenant's compliance with all "dram shop" educational programs and procedures), Tenant shall take all such extra precautions. At Landlord's request, Tenant shall deliver to Landlord copies of all such permits and licenses and proof of Tenant's compliance with all such laws, ordinances, governmental regulations and extra precautions. Tenant shall be held financially responsible for excessive clean up or damage to Common Area by Tenant or Tenant's Agents.

ARTICLE 7 -MAINTENANCE AND REPAIR

7.1 Landlord shall keep the foundation, structural elements (except plate glass, windows, doors and other exterior openings, window and door frames, molding, closure devices, locks and hardware, special store fronts, lighting, heating, air-conditioning, plumbing and other electrical, mechanical and electromotive installation equipment and fixtures, signs, placards, decorations or other advertising media of any type, or interior painting or other treatment of interior walls which will be maintained by Tenant at Tenant's sole cost and expense), structural portion of exterior walls and the roof above the Demised Premises in good repair. Landlord, however, shall not be required to make any repairs occasioned by the act or negligence of Tenant, its agents, employees, subtenants, licensees or invitees (including, but not limited to, roof leaks resulting from Tenant's installation, replacement or maintenance of air-conditioning equipment or any other roof penetration or placement); provided that, notwithstanding the foregoing or anything to the contrary contained herein, any repairs required to be made to any structural components of the building in which the Demised Premises is located, any building systems, any portion of the Common Area, or any other part of the Project other than the Demised Premises may at Landlord's option be made by Landlord, and Tenant shall reimburse Landlord for the costs of same plus an administrative fee. Any repairs which are caused by Tenant's use or occupancy of the Demised Premises or which are caused by the act or negligence of Tenant, its agents, employees, subtenants, licensees or invitees shall be made at Tenant's sole cost and expense. In the event that the Demised Premises should become in need of repairs required to be made by Landlord hereunder, Tenant shall give immediate written notice thereof to Landlord and Landlord will have a reasonable time after receipt by Landlord of such written notice in which to make such repairs.

7.2 Tenant shall keep the Demised Premises in first class condition and repair and shall at its sole cost and expense keep the Demised Premises free of insects, rodents, vermin and other pests, and make all needed repairs and replacements, including replacement of cracked or broken glass. Without limiting the coverage of the previous sentence, it is understood that Tenant's responsibilities therein include the repair and replacement of all of the following facilities and equipment, to the extent located within the Demised Premises or servicing the Demised Premises (provided that Tenant may perform any such repairs outside of the Demised Premises only in accordance with Landlord's requirements with respect thereto, and Landlord shall have the option to perform such repairs at Tenant's expense): lighting, heating and air conditioning, fire-protection sprinkler systems, plumbing and other electrical, mechanical and electromotive installation, equipment and fixtures. In addition, Tenant's responsibilities shall also include all utility repairs in ducts, conduits, pipes and wiring, and any sewer stoppage located in any lines which exclusively serve the Demised Premises, regardless

of when or how the defect or other cause for repair or replacement occurred or became apparent. Tenant shall give Landlord prompt written notice of any need for repair or replacement as contemplated in this Section, especially if such repair or replacement is necessary for maintaining health and safety (such as the fire-protection sprinkler system). If any repairs required to be made by Tenant hereunder are not made within ten (10) days after written notice delivered to Tenant by Landlord (or less than ten [10] days in the case of a situation which by its nature requires an immediate response or a response within less than ten [10] days), Landlord may at its option make such repairs without liability to Tenant for any loss or damage to Tenant, and Tenant shall pay to Landlord upon demand, as Additional Rent hereunder, the costs incurred by Landlord in connection with such repairs plus interest at the rate of twelve percent (12%) per annum (the "Interest Rate") until repayment thereof by Tenant. If the nature of any required repairs causes Landlord to consult with an independent architect, engineer or other consultant, Tenant will additionally reimburse Landlord for the fees and expenses for such professional.

7.3 Tenant, at its sole cost and expense, agrees to keep in force a high quality maintenance agreement on all HVAC equipment and to provide a copy of such maintenance agreement to Landlord for Landlord's approval, which shall not be unreasonably withheld. The agreement shall require a semiannual inspection of such equipment and Tenant will furnish Landlord with semiannual certifications by the inspection company that such equipment is in good repair. Any repairs or replacement required to be made to such HVAC equipment shall be done or made only by such persons or entities duly licensed and as have been approved in advance by Landlord.

7.4 Landlord is entitled to enter upon the Demised Premises at any time following reasonable advance notice (except in the event of a real or apparent emergency, in which event no such advance notice shall be required) for the purpose of inspecting the same, or of showing the Demised Premises to prospective purchasers, tenants or lenders, or of making repairs to the Demised Premises, or of making repairs, alterations or additions to (a) adjacent premises, or (b) the building systems serving the building within which the Demised Premises are located.

ARTICLE 8 - ALTERATIONS

8.1 In no event shall Tenant make any exterior or structural alteration or addition to the Demised Premises. Tenant shall have the right to make interior non-structural cosmetic changes and to redecorate the Demised Premises without the prior written consent of Landlord if the total cost of all work involved does not exceed $2,500.00 per calendar year in the aggregate and such changes are consistent with previously approved alterations or plans and specifications (including finishes and colors) approved by Landlord. Any other alteration or addition to the Demised Premises shall require Landlord's prior written consent. At such time as Tenant requests such consent, Tenant shall submit plans and specifications for such alterations or additions to Landlord for Landlord's approval and if the nature of any required repairs causes Landlord to consult with an independent architect, engineer or other consultant, Tenant will additionally reimburse Landlord for the fees and expenses for such professional.

All construction work done by Tenant within the Demised Premises shall be performed in a good and workmanlike manner, lien-free and in compliance with all governmental requirements, and in such manner as to cause a minimum of interference with other construction in progress and with the transaction of business in the Project. Tenant shall give Landlord at least ten (10) days' advance notice before beginning work on any permitted alterations, additions or improvements (including, but not limited to, carpets, drapes and anything bolted, nailed or otherwise secured in a manner customarily deemed to be permanent) made in or upon the Demised Premises in order to (among others) permit Landlord to take any action it may deem necessary in advance of the commencement of any such work or alterations.

Additionally, prior to commencement of any such alterations or other work or construction on behalf of Tenant at the Demised Premises for which a notice of commencement is required pursuant to Chapter 713, Florida Statutes, Tenant shall record or cause to be recorded such a notice in the office of the Clerk of the Circuit Court for the county in which the Demised Premises are situated, identifying Tenant as the party for whom the aforesaid alterations, work or construction is being performed and requiring the service upon Landlord of copies of all notices, liens or claims of lien arising or claimed by reason of any such alterations, work or construction.

All such alterations (other than Tenant's trade fixtures, moveable furniture and other fixtures which are decorative in nature, all of which may be removed by Tenant from the Demised Premises so long as Tenant repairs, at Tenant's expense, all damage caused to the Demised Premises by such removal) will become the property of Landlord and remain in the Demised Premises at the Expiration Date or termination of the Lease Term. Tenant agrees to indemnify Landlord and hold Landlord harmless against any loss, liability or damage resulting from such work, and Tenant shall, if requested by Landlord, furnish a bond or other security satisfactory to Landlord against any such loss, liability or damage. In the event that Landlord elects to remodel all or any portion of the Project, Tenant will cooperate with such remodeling, including Tenant's tolerating temporary inconveniences (and even the temporary removal of Tenant's signs and Tenant's satellite dish, if any, in order to facilitate such remodeling).

Tenant hereby agrees to indemnify Landlord from and against, and shall keep the Demised Premises and the Project free from, any liens for any work performed, material furnished, or obligations incurred, by, or at the direction of, Tenant. Neither Tenant nor any person or entity shall have any right to encumber or subject the interest of Landlord in the Demised Premises or the Project to any construction or other liens of any nature whatsoever, and upon the filing of any such lien, the failure of Tenant to have the same discharged by bond or otherwise within ten (10) days after filing shall constitute a default and entitle Landlord at its option to take any action provided for elsewhere in this Lease. NOTICE IS HEREBY GIVEN THAT LANDLORD IS NOT AND SHALL NOT BE LIABLE FOR ANY LABOR, SERVICES, MATERIALS FURNISHED OR TO BE FURNISHED TO TENANT OR TO ANYONE HOLDING THE DEMISED PREMISES OR ANY PART THEREOF, AND THAT NO CONSTRUCTION OR OTHER LIEN FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LANDLORD IN AND TO THE DEMISED PREMISES OR THE PROJECT. ALL CONTRACTORS, MATERIAL SUPPLIERS, LABORERS, OR OTHER PERSONS FURNISHING ANY SERVICES OR MATERIALS TO TENANT ARE HEREBY NOTIFIED THAT THEY MUST LOOK EXCLUSIVELY TO TENANT TO OBTAIN PAYMENT FOR SAME. TENANT SHALL DELIVER WRITTEN NOTICE OF THE PROVISIONS OF THIS SECTION TO ALL PERSONS PERFORMING WORK IN THE DEMISED PREMISES.

Pursuant to Florida Statutes 713.10, it is the intent of the parties hereto that Landlord's interest in the Demised Premises shall not be subject to any liens filed because of or arising from Tenant's failure to make payments in connection with any buildings or improvements installed or constructed on the Demised Premises. Nothing contained in this Lease shall be construed to confer upon any party, including without limitation, material suppliers and contractors, the right to file a construction lien or other lien or any claim related thereto, nor to perform any labor or to furnish any materials for the account of Landlord in respect to the construction of any improvements, alterations or repairs to the Demised Premises or the Project by Tenant, its employees, agents or contractors.

ARTICLE 9 - SIGNS; STORE FRONTS; AWNINGS

9.1 Tenant agrees to install first-class signage on the Demised Premises, in accordance with the sign criteria as set forth below and in compliance with all applicable local laws and building and zoning codes and regulations, on or prior to the Commencement Date and to maintain such signage during the Lease Term. Tenant shall not, without Landlord's prior written consent (a) make any changes to the store front, or (b) install any exterior signs, window or door lettering, placards, handwritten signs or advertising media of any type, lighting, decorations, paintings, awnings, canopies, exposed neon tubing, animated components, intermittent illumination or the like, or (c) erect or install any interior signs, window or door lettering, placards, decorations or advertising media of any type within five feet (5') of any exterior storefront, window, or wall or otherwise visible from the exterior of the Demised Premises. All signs, lettering, placards, banners, portable signs, decorations and advertising media (including the sign required herein) shall conform in all respects to the sign criteria established by Landlord for the Project from time to time in the exercise of Landlord's sole discretion and shall comply with all applicable local laws and building and zoning codes and regulations. Each storefront shall only be allowed one sign, unless otherwise agreed to by Landlord, in writing. All of Tenant's signage is subject to Landlord's prior written consent and Landlord's

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requirements as to construction, method of attachment, size, shape, height, lighting, color and general appearance, and all of Tenant's signage shall comply with all applicable restrictions or requirements affecting the Demised Premises, including all laws, codes, ordinances and other governmental and quasi-governmental requirements. Tenant shall keep all signs in good condition and in proper operating order at all times. Tenant further agrees that if Landlord permits it to install and/or maintain awnings in relation to its business operations at the Demised Premises, such awnings shall be of the same design, color, and quality of materials as specified by Landlord for the building in which the Demised Premises are a part; and Tenant further agrees to maintain and keep such awnings in a good state of repair so that they present a first-class appearance at all times. If Tenant fails to maintain, repair, or replace such awnings as deemed necessary by Landlord, it is agreed by both parties hereto that Landlord has the privilege, after giving Tenant ten (10) days' written notice, to order awnings repaired or replaced as is deemed necessary by Landlord, and to charge the cost of same to Tenant, such cost to be added to and considered a part of the next month's Rent. Tenant agrees it shall not install equipment of any kind on the exterior of the Demised Premises without the prior written approval of Landlord.

ARTICLE 10- UTILITIES

10.1 Tenant shall promptly pay all charges for electricity, water, gas, telephone service, cable, sewer service and other utilities furnished to the Demised Premises. Landlord may, if it so elects, furnish one or more utility services to Tenant, and in such event Tenant shall purchase the use of such services as are tendered by Landlord, and shall pay on demand as Additional Rent the rates established for those utilities by Landlord, which cannot exceed the rates which would be charged for the same services if furnished directly by the local public utility companies. Landlord may at any time discontinue furnishing any such service without obligation to Tenant other than to connect the Demised Premises to the public utility, if any, furnishing such service. In addition, if certain utilities are furnished to the Demised Premises in common with other premises, then Landlord may (a) estimate the amount used by each tenant and bill each tenant accordingly, or (b) install (or, by written demand to Tenant, require Tenant to promptly install), at Tenant's expense, one or more sub-meters to monitor the amounts of such utilities furnished to the Demised Premises, in which event Landlord will bill Tenant for the amounts used according to the sub-meters, plus an equitable share of any costs incurred by Landlord from time to time to have the sub-meters read. Any amounts Landlord bills to Tenant under the terms of this Section will be considered Additional Rent and will be due within thirty (30) days after the date upon which Landlord delivers such bill to Tenant.

10.2 Landlord is not liable for any interruption whatsoever in utility services whether due to fire, accident, strike, Acts of God or other causes beyond the control of Landlord or for any other reason whatsoever, or which are necessary or useful in connection with alterations, repairs or improvements by Landlord. No interruptions hereunder shall constitute an actual or constructive eviction in whole or in part, nor shall any interruptions entitle Tenant to any abatement or diminution of Rent except as expressly set forth below. Tenant agrees not to hold Landlord responsible or liable in damages by abatement of Rent or otherwise for any damage sustained by Tenant or any other person due to the state of repair of the Demised Premises or the Project or any part thereof or appurtenance thereto, the happening of any accident (unless resulting from affirmative acts of gross negligence on Landlord's part), damage caused by water, war, windstorm, tornado, gas, steam, electric wiring, plumbing, or heating apparatus, any acts or omissions of co-tenants or other occupants of the building or losses by theft. Notwithstanding any other provision in this Lease, Tenant hereby releases Landlord from any claim with respect to water or other damage sustained by Tenant from the sprinkler system.

ARTICLE 11 - INSURANCE AND INDEMNITY

11.1 Tenant shall, at Tenant's sole cost and expense shall take out and maintain the insurance pursuant to Exhibit "J" as of the Effective Date and Tenant's failure to do so shall be a default under the Lease. DURING THE LEASE TERM, TENANT, ITS ASSIGNEES AND SUBLESSEES SHALL PROTECT, DEFEND, INDEMNIFY AND SAVE LANDLORD HARMLESS FROM ANY AND ALL CLAIMS, PENALTIES, OR DEMANDS, INCLUDING COURT COSTS AND ATTORNEYS' FEES, WHATSOEVER ARISING, DIRECTLY OR INDIRECTLY, OUT OF OR FROM: (A) TENANT'S USE OR OCCUPANCY OF THE DEMISED PREMISES OR THE PROJECT; (B) ANY BREACH OR DEFAULT IN THE PERFORMANCE OF ANY OBLIGATION OF TENANT UNDER THIS LEASE; AND (C) ANY ACT, OMISSION OR NEGLIGENCE OF TENANT, ITS AGENTS, CONTRACTORS, LICENSEES, INVITEES OR EMPLOYEES.

11.2 In the event that Tenant fails to procure, maintain and/or pay for, at the times and for the durations specified in this Lease, or fails to carry insurance required by law or governmental regulation, then in addition to the rights and remedies otherwise available to Landlord, Landlord may (but without obligation to do so) at any time or from time to time, and with five (5) days' prior written notice to Tenant, procure such insurance and pay the premiums therefor, in which event Tenant shall repay to Landlord all sums so paid by Landlord together with interest thereon as provided elsewhere herein and any costs or expenses incurred by Landlord in connection therewith, within ten (10) days following Landlord's written demand to Tenant for such payment.

11.3 In the event that either Landlord or Tenant sustains a loss by reason of fire or other casualty which is covered (or could have been covered) by a fire and extended coverage insurance policy or other insurance policy or rider thereto, and such fire or casualty is caused in whole or in part by acts or omissions of the other party, its agents, servants or employees, then the party sustaining such loss agrees to look solely to its insurance proceeds or self-insurance (in the case of Landlord); and such party shall have no claim or right of recovery against the other party, or its employees or agents, and no third party shall have any claim or right of recovery by way of subrogation or assignment or otherwise.

11.4 Landlord shall procure and maintain throughout the Lease Term a policy or policies of insurance subject to reimbursement pursuant to Article 4, causing the Project to be insured under "all risk" property coverage and commercial general liability insurance (plus, as to either coverage, whatever endorsements or special coverages Landlord, in its sole discretion, may consider appropriate), to the extent necessary to comply with Landlord's obligations pursuant to other provisions of this Lease, and such other insurance (if any) that Landlord deems appropriate for the Project.

11.5 Tenant agrees that all or its personal property in the Demised Premises shall be new and shall be and remain at Tenant's sole risk, and Landlord shall not be liable for any damage to, or loss of, such personal property. Tenant expressly agrees to indemnify and save Landlord harmless for loss or damage to its personal property.

11.6 Landlord and Tenant mutually waive and release their respective rights of recovery against each other, and against the officers, directors, partners, members, shareholders, employees, agents, tenants, licensees, contractors and subtenants of the other, directly or by way of subrogation or otherwise, for any claim, and for any loss of, or damage to, either party's property, any party's business or operations and/or any personal injury to the extent that such claim, loss, damage or injury results from a cause of loss which is covered by any property or commercial general liability insurance actually maintained by a party or which would have been covered by any property or commercial general liability insurance required pursuant to the terms of this Lease to be in effect at the time of such loss, damage or injury. Subject to any limitations on such amounts set forth in this Section, such waiver or release shall include any deductible, retention and self-insured loss or damage. Subject to any limitation set forth in this Section, nothing in this Section shall preclude Landlord from including as an Operating Expense the deductible or retention portion of any loss or the cost of any public adjuster. Such waiver or release shall be effective without regard to whether such required policy was in effect and without regard to the availability of coverage or limits of liability under any such policy. Each party shall obtain any special endorsements required by its insurer to allow such waiver of rights of subrogation but the failure to obtain same shall not impair the effectiveness of this waiver and/or release between Landlord and Tenant. Any cost for a special endorsement shall be paid for by the party obligated to pay for the required insurance policy hereunder. This clause shall not apply to any claim for willful misconduct or intentional acts which are not covered by the required insurance.

ARTICLE 12- DAMAGE BY CASUALTY

12.1 Tenant shall give immediate written notice to the Landlord of any damage caused to the Demised Premises by fire or other casualty. If at any time during the Lease Term, any portion of the Demised Premises, or any portion of the Project should be destroyed or damaged by fire or other

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casualty, Landlord shall have the election to repair and reconstruct the damaged portion of the Demised Premises and/or the Project to substantially the condition which existed at the time of Landlord's tender of possession of the Demised Premises to Tenant, or to a so-called "white box" condition if tendered with prior occupant improvements in place or alternatively, to cancel this Lease. Landlord will notify Tenant of its election within sixty (60) days after receipt of written notice from Tenant of such damage or destruction.

12.2 Notwithstanding anything to the contrary contained herein, in the event the Demised Premises are damaged by fire or other casualty: (i) during the last six (6) months of the Lease Term; (ii) such damage was not caused by one or more acts or omissions of Tenant; and (iii) the damage to the Demised Premises exceeds twenty percent (20%) of the replacement cost of the Demised Premises, then Tenant shall have the right to terminate this Lease upon written notice to Landlord provided Tenant assigns to Landlord Tenant's insurance proceeds related to all leasehold improvements. In such event, Tenant shall notify Landlord in writing within thirty (30) days after the date of the aforesaid casualty. Tenant agrees that during any period of reconstruction or repair of the Demised Premises, it will continue the operation of its business within the Demised Premises to the extent practicable. During the period from the occurrence of any casualty at the Demised Premises until Landlord's required repairs are completed, the Minimum Rent will be reduced to such extent as may be fair and reasonable under the circumstances; however, there will be no abatement of the Additional Rent, Percentage Rent and other Rent provided for in this Lease.

ARTICLE 13 - EMINENT DOMAIN

13.1 If more than thirty percent (30%) of the floor area of the Demised Premises should be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or by private purchase in lieu thereof, this Lease will terminate, effective on the date physical possession is taken by the condemning authority. If less than thirty percent (30%) of the floor area of the Demised Premises should be taken, this Lease will not terminate; however, the Minimum Rent (but not Percentage Rent) payable hereunder during the unexpired portion of this Lease will be reduced in proportion to the area taken, effective on the date physical possession is taken by the condemning authority. Following such partial taking, Landlord shall make all necessary repairs or alterations to the remaining Demised Premises, to the extent such repairs or alterations are Landlord's responsibility pursuant to this Lease, as may be required to make the remaining portions of the Demised Premises an architectural whole.

13.2 If any part of the Common Area should be taken as aforesaid, this Lease will not terminate, nor will the Rent payable under this Lease be reduced, except that either Landlord or Tenant may terminate this Lease if the area of the Common Area remaining following such taking plus any additional parking area provided by Landlord in reasonable proximity to the Project is less than that required pursuant to applicable code (as modified by variance or otherwise). If any part of the Project should be taken and Landlord determines that it is no longer economically feasible to operate the Project or any applicable portion thereof, Landlord may terminate this Lease. Any election to terminate this Lease in accordance with this provision shall be evidenced by written notice of termination delivered to the other party within thirty (30) days after the date physical possession is taken by the condemning authority.

13.3 All compensation awarded for any taking (or the proceeds of private sale in lieu thereof) of the Demised Premises or Common Area is the property of Landlord, and Tenant hereby assigns its interest in any such award to Landlord; provided, however, Landlord has no interest in any award made to Tenant for Tenant's moving and relocation expenses or for the loss of Tenant's fixtures and other tangible personal property if a separate award for such items is made to Tenant, as long as such separate award does not reduce the amount of the award that would otherwise be awarded to Landlord.

ARTICLE 14 - ASSIGNMENT AND SUBLETTING

14.1 Tenant is not permitted to assign, sublease or in any manner transfer this Lease or any part thereof, or grant any license, concession or other right of occupancy of any portion of the Demised Premises without the prior written consent of Landlord, which consent may be withheld by Landlord in Landlord's sole discretion. Landlord is entitled to charge Tenant a reasonable fee for review of any assignment or sublease request. Consent by Landlord to one or more assignments or subleases does not operate as a waiver of Landlord's rights as to any subsequent assignments and subleases. If Tenant assigns or sublets this Lease, Tenant shall submit the assignment or sublease documents to Landlord for Landlord's review and approval at least twenty (20) days before the expected assignment or sublease occurs and Tenant shall provide Landlord with a copy of the fully-executed original within seven (7) days after the full execution of same.

14.2 If Tenant is a corporation, partnership or other entity and if at any time during the Lease Term, the person or persons who own (directly or indirectly) a majority of either the outstanding voting rights or the outstanding ownership interests of Tenant at the time of the execution of this Lease cease to own a majority of such voting rights or ownership interests or otherwise lose control (except as a result of transfers by devise or descent), then such loss of a majority of such voting rights or ownership interests or control will be deemed to be an assignment of this Lease by Tenant and, therefore, subject Landlord's approval and the requirements of this Article.

14.3 Any assignee or sublessee of an interest in and to this Lease will be deemed, by acceptance of such assignment or sublease or by taking possession of the Demised Premises, to have assumed all of the obligations set forth in or arising under this Lease. Such assumption will be effective as of the earlier of the date of such assignment or sublease or the date on which the assignee or sublessee obtains possession of any portion of the Demised Premises. Notwithstanding any assignment or subletting, Tenant and any guarantor of Tenant's obligations under this Lease will at all times remain fully responsible and liable for the payment of the Rent and for compliance with all of its other obligations under this Lease (even if future assignments and sublettings occur subsequent to the assignment or subletting by Tenant, and regardless of whether or not Tenant's or Landlord's approval has been obtained for such future assignments and sublettings). If this Lease is assigned by Tenant or if Tenant sublets the Demised Premises for rent in excess of the Rent payable hereunder, Tenant shall pay any such excess to Landlord as Additional Rent. If this Lease is assigned or if the Demised Premises or any part thereof is sublet, or occupied other than by Tenant, Landlord, in the event of default by Tenant, may collect rent directly from the assignee, subtenant, or occupant and apply the amount collected to the Rent due from Tenant. Such action by Landlord shall not constitute a waiver of this provision nor a release of Tenant from any obligation under this Lease. The consent of Landlord to an assignment or subletting shall not be construed to relieve Tenant from obtaining the written consent of Landlord to any further assignment or subletting and shall not relieve Tenant from liability hereunder accruing prior to or after any assignment of this Lease. Any assignment or subletting under this Lease automatically cancels any options to extend the Lease Term which may have been granted hereunder.

14.4 Upon notice to Landlord of a proposed sublease or assignment of all or any portion of the Demised Premises for the balance of the Lease Term (the "Proposed Space"), Landlord shall have the option, within thirty (30) days after its receipt of such notice, to terminate this Lease with respect to the Proposed Space, whereupon the parties hereto shall have no further rights or liabilities with respect to the Proposed Space except for those accruing prior to the effective date of such termination and as otherwise expressly set forth herein.

14.5 Tenant is not permitted to mortgage, pledge or otherwise encumber its interest in this Lease or in the Demised Premises.

14.6 The term "Landlord" as used in this Lease means only the owner or the mortgagee in possession for the time being of the Project or any part thereof so that in the event of any sale or sales of said Project or any part thereof, said Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder, and it shall be deemed and construed, without further agreement between the parties or their successors in interest or between the parties and the purchaser at any such sale, that the purchaser of the Project any part thereof has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder. Any security given by Tenant to Landlord to secure performance of Tenant's obligations hereunder may be assigned and transferred by Landlord to the successor in interest to Landlord; and, upon transfer to such successor of the Security Deposit, Landlord shall thereby be discharged of any further obligation relating thereto. Landlord's assignment, sale or transfer of the Lease or of any or all of its rights herein shall in no manner affect Tenant's obligations hereunder. Tenant shall thereafter attorn and look to such assignee, as Landlord, provided Tenant has first received written notice of such assignment of Landlord's interest.

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ARTICLE 15- SUBORDINATION; ESTOPPELS

15.1 Tenant accepts this Lease subject and subordinate to any mortgage presently existing or hereafter placed upon the Project and to any renewals and extensions thereof. The lender under any such mortgage ("Mortgagee") shall not be liable for prepaid rents, security deposits and claims accruing during Landlord's ownership and/or lease of the Project. Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any mortgage hereafter placed upon the Demised Premises or the Project as a whole, and Tenant agrees upon demand to execute such further instruments subordinating this Lease as Landlord may request.

15.2 At any time when the holder of an outstanding mortgage has given Tenant written notice of its interest in this Lease, Tenant may not exercise any remedies for default by Landlord hereunder unless and until the holder of the indebtedness secured by such mortgage has received written notice of such default from Tenant and a reasonable time (not less than thirty [30] days) has thereafter elapsed without the default having been cured.

15.3 Tenant agrees that it will from time to time upon request by Landlord execute and deliver to Landlord a written statement addressed to Landlord (or to a party designated by Landlord), which statement shall identify Tenant and this Lease, shall certify that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), shall confirm that Landlord is not in default as to any obligations of Landlord under this Lease (or if Landlord is in default, specifying any default), and such other information or confirmations as Landlord may reasonably require. Landlord is hereby irrevocably appointed and authorized as the agent and attorney-in-fact of Tenant to execute and deliver any such written statement on Tenant's behalf if Tenant fails to do so within seven (7) days after the delivery of a written request from Landlord to Tenant.

ARTICLE 16 - RADIUS RESTRICTION

16.1 Tenant agrees that neither Tenant nor any person, corporation, partnership, joint stock association, trust or other firm or entity which controls Tenant or is controlled by Tenant or is under common control with Tenant (and also, in the event Tenant is a corporation, if any officer or director thereof or shareholder owning more than ten percent [10%] of the outstanding stock thereof, or parent, subsidiary, or related or affiliated corporation) shall either directly or indirectly, commence operation of any store operating under the same Trade Name or essentially duplicate the Permitted Use, within the Radius Restriction shown in Article 1, which Tenant acknowledges is a reasonable area for the purpose of this provision. Should Tenant violate the foregoing covenant, then in addition to all other rights and remedies Landlord has under the Lease for Tenant's default, the monthly Minimum Rent payable by Tenant hereunder shall be one hundred and fifty percent (150%) of the amount stipulated in Article I for each calendar month during the Lease Term hereof during which such operations are conducted. Such adjustment in Minimum Rent reflects the estimate of the parties as to the damages, which Landlord would be likely to incur by reason of the diversion of business and customer traffic from the Demised Premises and Project to such other store within such radius, as a proximate result of the establishment of such other store.

ARTICLE 17 - DEFAULT BY TENANT AND REMEDIES

17.1 The following events will be deemed to be events of default by Tenant under this Lease:

(a) Tenant fails to pay when due any installment of Rent or any other obligation under this Lease involving the payment of money and such failure continues for a period of five (5) days after written notice thereof to Tenant; provided, however, that for any twelve (12)-month period during which Landlord has already given Tenant one (1) written notice of the failure to pay when due an installment of Rent or any other obligation under this Lease involving the payment of money, no further notice will be required (*i.e.*, the event of default will automatically occur on the first day after the date upon which the payment was due).

(b) Tenant fails to comply with any provision of this Lease, other than as described in subsection (a) above, and either does not cure such failure within fifteen (15) days after written notice thereof to Tenant (provided, however, that if the nature of Tenant's default under this paragraph is such that more than fifteen [15] days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure with such fifteen [15] day period and thereafter diligently pursues such cure to completion, and so long as Tenant in any event completes the cure of such failure not later than sixty [60] days following the initial delivery to Tenant of written notice of the occurrence of such failure), or cures that particular failure but again fails to comply with the same provision of this Lease within three (3) months after Landlord's written notice.

(c) Tenant or any guarantor of Tenant's obligations under this Lease becomes insolvent, or makes a transfer in fraud of creditors, or makes a general assignment for the benefit of all or substantially all of its creditors; or if Tenant or any guarantor of Tenant's obligations under this Lease files a petition under any section or chapter of the federal Bankruptcy Code, as amended, or under any similar law or statute of the United States or any state thereof; or Tenant or any guarantor of Tenant's obligations under this Lease is adjudged bankrupt or insolvent in proceedings filed against Tenant or any guarantor of Tenant's obligations under this Lease thereunder; or a receiver or Trustee is appointed for the Demised Premises or for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligation under this Lease.

(d) Tenant deserts or vacates or commences to desert or vacate the Demised Premises or any substantial portion of the Demised Premises or at any time prior to the last month of the Lease Term removes or attempts to remove, without the prior written consent of Landlord, all or a substantial amount of Tenant's goods, wares, equipment, fixtures, furniture, or other personal property.

(e) Tenant does or permits to be done anything which creates a lien upon the Demised Premises or upon all or any part of the Project.

17.2 Upon the occurrence of any such events of default and the failure of Tenant to cure same within the applicable cure period, Landlord shall have the right to terminate the Lease and shall without further notice or demand, Landlord shall have the right to all rights and remedies available at law and in equity, including the right to accelerate all Rent under the Lease. Without any further notice or demand whatsoever except as may be otherwise required by applicable law, Tenant shall be obligated to reimburse Landlord for the damages suffered by Landlord as a result of the event of default, plus interest at the Interest Rate. Landlord shall not be liable hereunder for consequential or special damages.

17.3 If Tenant shall continue in default in the performance of any of the covenants or agreements herein contained after the expiration of the time limit hereinabove set forth for the curing of said default(s), then Landlord may, but shall not be obligated to, cure said default(s) on behalf of Tenant. Any amount paid or expense or liability incurred by Landlord in the performance of any such matter for the account of Tenant shall be deemed to be Additional Rent and the same, together with interest thereon at the Interest Rate from the date upon which any such expense shall have been incurred, may be added, at the option of Landlord, to any Rent then due or thereafter falling due hereunder. Nothing contained herein shall be construed to prevent Landlord from immediately collecting from Tenant, by suit or otherwise, any such sums with interest at the Interest Rate.

17.4 If on account of any breach or default by Tenant in its obligations hereunder, Landlord employs an attorney to present, enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any reasonable attorney's fees incurred by Landlord in connection with such breach or default.

17.5 Tenant acknowledges its obligation to deposit with Landlord the Security Deposit in Article 1 hereof, to be held by Landlord without interest as security for the performance by Tenant of Tenant's covenants and obligations under this Lease. Tenant agrees that the Security Deposit may be co-mingled with Landlord's other funds and is not an advance payment of rent or a measure of Landlord's damages in case of default by Tenant. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided

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by law, use such funds to the extent necessary to make good any arrears of rents and any other damage, injury, expense or liability caused to Landlord by such event of default, and Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. Any remaining balance of the Security Deposit will be returned by Landlord to Tenant at the Expiration Date provided that Tenant shall have made all payments and performed all covenants and agreements in this Lease.

17.6 No agreement to accept a surrender of the Demised Premises and no act or omission by Landlord or Landlord's agent during the Lease Term shall constitute an acceptance or surrender of the Demised Premises unless made in writing and signed by Landlord. No reentry or taking possession of the Demised Premises by Landlord shall constitute an election by Landlord to terminate this Lease unless a written notice of such intention is given to Tenant. Pursuit of any of the above remedies shall not preclude pursuit of any other remedies prescribed in other sections of this Lease and any other remedies provided by law, it being agreed that the remedies of Landlord hereunder are cumulative. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default or any remedy therefor. Landlord's acceptance of Rent following an event of default will not be construed as a waiver by Landlord of such event of default, nor be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained.

17.7 Payment by Tenant or receipt by Landlord of a lesser amount than the Rent or other charges herein stipulated may be, at Landlord's sole option, deemed to be on account of the earliest due stipulated Rent or other charges, or deemed to be on account of Rent owing for the current period only, notwithstanding any instructions by or on behalf of Tenant to the contrary, which instructions shall be null and void, and no endorsement or statement on any check or any letter accompanying any check payment as Rent or other charges shall be deemed an accord and satisfaction, and Landlord shall accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or other charges or pursue any other remedy in this Lease or in law or in equity against Tenant.

17.8 In the event of any default by Landlord, Tenant's exclusive remedy shall be either: (i) an action for damages; or (ii) an action for specific performance in connection with Landlord's repair responsibilities affecting the Demised Premises, or repair responsibilities affecting the Common Area adjacent to the Demised Premises if as result of Landlord's action (or inaction), Tenant, its employees and customers cannot gain access to or use the Demised Premises during regular business hours. Prior to commencing any legal action Tenant shall give Landlord written notice specifying any alleged default in reasonable detail, and Landlord shall thereupon have a reasonable period of time, but in not less than thirty (30) days, in which to commence to cure such default. If Landlord fails to commence to cure such default or, having so commenced, thereafter fails to exercise reasonable diligence to complete such curing, Tenant may exercise any remedy set forth in this Section. All obligations of Landlord hereunder will be construed as independent covenants, not conditions; and all such obligations will be binding upon Landlord only during the period of its possession of the Project and not thereafter.

ARTICLE 18 - LANDLORD'S CONTRACTUAL SECURITY INTEREST

18.1 In addition to the statutory Landlord's lien, Landlord has at all times a valid security interest to secure payment of all Rent and other sums of money becoming due hereunder from Tenant, and to secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein, upon all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant presently, or which may hereafter be, situated on the Demised Premises, and all proceeds therefrom, and such property shall not be removed without the consent of Landlord until all arrearages in Rent as well as any and all other sums of money then due to Landlord or to become due to Landlord hereunder first have been paid and discharged and all the covenants, agreements and conditions hereof have been fully complied with and performed by Tenant. Upon the occurrence of an event of default by Tenant, Landlord may, in addition to any other remedies provided herein, enter upon the Demised Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant situated on the Demised Premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale. Tenant agrees that upon request by Landlord, Tenant will execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provision of the Uniform Commercial Code (or corresponding state statute or statutes) in force in the Applicable State, as well as any other state the laws of which Landlord may at any time consider to be applicable; moreover, Landlord is hereby irrevocably vested with a power of attorney from Tenant to execute any and all such financing statements on behalf of Tenant.

ARTICLE 19 - HOLDING OVER; SURRENDER OF DEMISED PREMISES

19.1 In the event Tenant remains in possession of the Demised Premises after the Expiration Date and without the execution of a new Lease, it will be deemed to be occupying the Demised Premises as a tenant at sufferance at a daily rent equal to the Rent (including any Percentage Rent) herein provided plus fifty percent (50%) of such amount, pro-rated on a daily basis, otherwise subject to all the conditions, provisions and obligations of this Lease insofar as the same are applicable to a tenancy at sufferance.

19.2 At the end of the Lease Term or, if earlier, upon the termination of Tenant's right to possess the Demised Premises, Tenant shall (a) deliver the Demised Premises to Landlord with all improvements located thereon in good repair and condition, reasonable wear and tear (subject, however, to Tenant's maintenance obligations) excepted, (b) deliver to Landlord all keys to the Demised Premises, and (c) remove all signage, fascia, storefront, pylon and directory signage located at or on the Demised Premises. All HVAC equipment and all other fixtures, alterations, additions, and improvements (whether temporary or permanent) are Landlord's property and shall remain at the Demised Premises except as provided in the next two sentences. Provided that Tenant has performed all of its obligations hereunder, Tenant may remove all unattached trade fixtures, furniture, and personal property placed in the Demised Premises by Tenant (but Tenant cannot remove any such item which was paid for, in whole or in part, by Landlord). Additionally, Tenant shall remove such alterations, additions, improvements, fixtures, equipment, wiring, cabling, furniture, and other property as Landlord may request prior to the end of the Lease Term (or the earlier termination thereof). All items not so removed will, at the option of Landlord, be deemed abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items, and Tenant shall pay for the costs incurred by Landlord in connection therewith. All work required hereunder shall be coordinated with Landlord and be done in a good and workmanlike manner, in accordance with all laws, and so as not to damage the Demised Premises or the Project. Tenant shall, at its expense, promptly repair all damage caused by activities of Tenant.

ARTICLE 20 - NOTICES

20.1 Wherever any notice is required or permitted under this Lease, such notice shall be in writing. Any notice or document required or permitted to be delivered under this Lease will be deemed to be delivered when actually received by the designated addressee or, if earlier and regardless of whether actually received or not: (a) three (3) business days after being deposited in the United States mail, postage prepaid, certified mail, return receipt requested, or (b) one (1) business day after being deposited with an independent, reputable overnight courier (but not facsimile), in each case addressed to the applicable party at such party's address as set forth in Article 1 (or at Landlord's option, to Tenant at the Demised Premises), or such other address as such party has previously specified by written notice.

ARTICLE 21 - AMERICANS WITH DISABILITIES ACT

21.1 Tenant shall be responsible for compliance with the Americans With Disabilities Act of 1990, as amended from time to time, and related state and municipal laws and regulations (collectively, the "<u>ADA</u>") with respect to: (a) both the configuration of the Demised Premises (the interior, as well as all public and/or employee door entrances) and Tenant's business operations at the Demised Premises, and (b) any costs of compliance (whether with respect to the Common Area, the Demised Premises or any other portion of the Project) that are due to Tenant's specific use of the Demised Premises, or are due to any unique or extraordinary requirements or needs of any specific employee(s) of Tenant, or are due to any alterations or

improvements made to the Demised Premises by Tenant or its contractors. To the extent that there are any changes to the ADA which require changes to the Common Area, then all costs incurred by Landlord in complying with the ADA may be included as Common Area Maintenance Expenses. The cost of any actions required to comply with the ADA that are incurred by Landlord, including any legal fees and costs shall be reimbursed by Tenant to Landlord within thirty (30) days following Landlord's demand to Tenant.

ARTICLE 22 - MISCELLANEOUS

22.1 Nothing in this Lease can be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, other than the relationship of landlord and tenant.

22.2 Unless specifically provided herein, Tenant shall not for any reason withhold or reduce Tenant's required payments of Rent provided in this Lease, it being agreed that the obligations of Landlord under this Lease are independent of Tenant's obligations.

22.3 If Landlord shall fail to perform any covenant, term or condition of this Lease upon Landlord's part to be performed within thirty (30) days after written notice from Tenant (unless such condition is incapable of being cured within said thirty (30) day period, in which event it shall not be deemed a default so long as Landlord is diligently pursuing the completion of same), and, as a consequence of such default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied solely out of the proceeds of sale received upon execution of such judgment levied thereon against the right, title and interest of Landlord in the Demised Premises as the same may then be encumbered; and neither Landlord nor, if Landlord be a partnership, any of the partners comprising Landlord shall have any personal liability for any deficiency. It is understood and agreed that in no event shall Tenant or any person claiming by or through Tenant have the right to levy execution against any property of Landlord other than its interest in the Project as hereinbefore expressly provided.

22.4 One or more waivers of any covenant, term or condition of this Lease by either party cannot be construed as a waiver of a subsequent breach of the same covenant, term or condition. The consent or approval by either party to or of any act by the other party requiring such consent or approval cannot be deemed to waive or render unnecessary consent to or approval of any subsequent similar act.

22.5 Whenever a period of time is herein prescribed for action to be taken by Landlord or Tenant, such party will not be liable or responsible for, and there will be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, terrorism, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the reasonable control of such party (collectively, "force majeure"); provided, however, that the provisions of this Section will never be construed as allowing an extension of time with respect to Tenant's obligation to pay Rent when and as due under this Lease.

22.6 If any provision of this Lease is held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Lease will not be affected thereby. The laws of the Applicable State govern the interpretation, validity, performance and enforcement of this Lease. Venue for any action under this Lease is in the Applicable County. The captions used herein are for convenience only and do not limit or amplify the provisions hereof. Whenever herein the singular number is used, the same includes the plural, and words of any gender include each other gender. Landlord, Tenant and their separate advisors believe that this Lease is the product of their joint efforts, that it expresses their agreement, and that it should not be interpreted in favor of either Landlord or Tenant or against either Landlord or Tenant merely because of their efforts in its preparation.

22.7 The terms, provisions and covenants contained in this Lease apply to, inure to the benefit of and bind the parties hereto and their respective heirs, successors in interest and legal representatives except as otherwise herein expressly provided.

22.8 This Lease contains the entire agreement between the parties, and no rights are created in favor of either party other than as specified or expressly contemplated in this Lease. No brochure, rendering information or correspondence will be deemed to be a part of this Lease unless specifically incorporated herein by reference. In addition, no agreement will be effective to change, modify or terminate this Lease in whole or in part unless such is in writing and duly signed by the party against whom enforcement of such change, modification or termination is sought.

22.9 Tenant hereby acknowledges that it is not relying upon any brochure, rendering, information, representation or promise of the other, or of the Agent or Cooperating Agent.

22.10 Except for the Agent and Cooperating Agent, Tenant and Landlord represent and warrant to each other that neither has had any contacts or engaged in any action which would give rise to any claim from any broker in connection with the negotiation or execution of this Lease. Landlord covenants and agrees to pay the lease commission(s) due to Agent and/or Cooperating Agent in connection with the execution of this Lease pursuant to one or more separate agreements between Landlord and the Agent and/or between Landlord and the Cooperating Agent, as applicable. Tenant hereby agrees to indemnify and hold Landlord harmless from any claims or liability arising or resulting from anyone other than the Agent or Cooperating Agent claiming a commission by, through or under Tenant.

22.11 LANDLORD AND TENANT EACH WAIVE ANY RIGHT IT MIGHT HAVE TO REQUIRE THAT A JURY PARTICIPATE IN DECIDING ANY OR ALL ISSUES ARISING UNDER OR IN CONNECTION WITH THIS LEASE OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION WITH THIS LEASE. THIS WAIVER SPECIFICALLY INCLUDES A WAIVER OF TRIAL BY JURY, APPLIES TO ALL PRESENT AND FUTURE RIGHTS, AND IS MADE TO THE FULLEST EXTENT PERMITTED BY LAW.

22.12 Tenant agrees to keep the financial terms of this Lease strictly confidential, and shall not disclose, directly or indirectly, such terms to any person or entity without first obtaining the prior written consent of Landlord. Time is of the essence in performing all obligations under this Lease.

22.13 Each individual executing this Lease on behalf of Tenant warrants that he/she is duly authorized to execute and deliver this Lease on behalf of said party, and Tenant hereby warrants to Landlord that this Lease has been duly authorized in accordance with Tenant's governing instruments and that this Lease is binding upon Tenant in accordance with its terms (and that Tenant shall provide reasonable evidence of such authority upon reasonable advance notice and request from Landlord).

22.14 If either party places in the hands of an attorney the enforcement of this Lease, or any part thereof, or the collection of any Rent due or to become due hereunder, or recovery of the possession of the Demised Premises, or files suit upon the same, the non-prevailing (or defaulting) party shall pay the other party's reasonable attorneys' fees and court costs at all trial, appellate and bankruptcy levels.

22.15 **USA Patriot Act.**

(a) Certification. Pursuant to *Executive Order 13224,* signed by President George W. Bush on September 24, 2001, each party hereby certifies that:

(i) It is not acting, directly or indirectly, for or on behalf of any person, group, entity, or nation named by any Executive Order or the United States Treasury Department as a terrorist, "Specially Designated National and Blocked Person," or other banned or blocked person, entity, nation, or transaction pursuant to any law, order, rule, or regulation that is enforced or administered by the Office of Foreign Assets Control; and

(ii) It is not engaged in this transaction, directly or indirectly on behalf of, or instigating or facilitating this transaction directly or indirectly on behalf of, any such person, group, entity, or nation.

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(b) Indemnification. Each party hereby agrees to defend, indemnify and hold harmless the other party from and against any and all claims, damages, losses, risks, liabilities and expenses (including reasonable attorneys' fees and costs) arising from or related to any breach of the foregoing certification.

22.16 **RADON GAS NOTIFICATION**

In accordance with the requirements of applicable Florida law, the following notice is hereby given:

Radon Gas: Radon is a naturally occurring radioactive gas that, when it is accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of Radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding Radon and Radon testing may be obtained from the county public health unit for the county in which the Demised Premises is located.

22.17 Landlord expressly reserves the right to relocate Tenant to other space within the Project. If Landlord elects to relocate the Demised Premises, then Tenant agrees to relocate to such other space located within the Project as determined by Landlord; provided, that such other space shall be of equal or larger size than the Demised Premises. Landlord shall give Tenant at least ninety (90) days' prior written notice of any such relocation. Landlord shall pay all reasonable, actual out-of-pocket expenses incurred by Tenant in connection with such relocation (including, without limitation, the reasonable and actual expenses incurred by Tenant in moving from the Demised Premises into such other space and for reprinting a reasonable supply of stationery and announcements depicting Tenant's new address), and Landlord shall further reimburse Tenant for all reasonable, actual out-of-pocket expenses incurred by Tenant for the construction of (or Landlord shall construct, at Landlord's sole cost and expense) substantially similar improvements to such other space as theretofore installed by Landlord or Tenant in the Demised Premises (to the extent any such improvements installed by Tenant were approved by Landlord); provided, that, notwithstanding the foregoing, in no event shall Landlord be responsible for or obligated to pay Tenant any costs associated with any component for sales which may be lost during such relocation (and Tenant hereby waives any claims against Landlord with respect thereto). In the event of such relocation, this Lease shall continue in full force and effect without any change in the terms or conditions thereof, but such new location shall be substituted for the Demised Premises as such term is defined in this Lease, and upon written request of Landlord, Landlord and Tenant shall execute an amendment to this Lease, but the failure to execute such amendment shall not affect Landlord's rights and Tenant's obligations hereunder.

22.18 If there is a Guarantor set forth in Article 1, then notwithstanding anything to the contrary set forth in this Lease, it is agreed that this Lease, and Landlord's obligations hereunder, are contingent upon the execution by the Guarantor (as identified in Article 1 hereof) of the Guaranty attached hereto as Exhibit "G" and made a part hereof for all purposes, and Tenant's delivery of such fully executed Guaranty to Landlord simultaneously with Tenant's delivery of the executed Lease to Landlord.

22.19 If Tenant desires to utilize a portion of the rooftop for a satellite dish in connection with its Permitted Use and if Landlord, in its sole discretion is agreeable to same, then Tenant shall abide by the terms of Exhibit "I" hereto.

[signatures on the following page]

EXECUTED as of the latest date accompanying a signature by Landlord or Tenant below ("Effective Date").

WITNESSES:

Jennifer L Mayer

Print Name: Jennifer Mayer

Jennifer Harris

Print Name: Jennifer Harris

LANDLORD:

LG CORAL GABLES LLC,
a Florida limited liability company

By: Lion Gables Realty Limited Partnership,
a Delaware limited partnership,
its sole member and manager

By: Gables GP, Inc.,
a Texas corporation,
its general partner

[signature]

Name: Darin Botelho
Title: Vice President
Date of Signature: 7-28-14

WITNESSES:

Betsy Dobrick

Print Name: Betsy Dobrick

____

Print Name:____________________

TENANT:

Earth Science Tech, Inc.
a Nevada corporation

By: [signature]
Name: Harvey Katz
Title: CEO
Date of Signature: July 18, 2014

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EXHIBIT "A"

DEMISED PREMISES

EXHIBIT "B"

SITE PLAN OF THE PROJECT

EXHIBIT "C"

CONSTRUCTION RIDER

I. General. The purpose of this Exhibit is to describe the obligations of Landlord and of Tenant in the design and construction of the Demised Premises. All Landlord and Tenant construction shall be in accordance with the requirements of all applicable codes, ordinances, rules and regulations of all authorities having jurisdiction over the work and Landlord's insurance carriers.

Other than the Landlord's Work described below, if any, Landlord is under no obligation to make any initial improvements to the Demised Premises. The Demised Premises shall be delivered to Tenant in "AS-IS, WHERE-IS" condition and Tenant hereby agrees to accept the Demised Premises "AS-IS, WHERE-IS." Tenant hereby waives and relinquishes any right to assert, as either a claim or a defense, that Landlord is bound to perform or is liable for the non-performance of any implied covenant or implied duty of Landlord not expressly set forth herein. Tenant hereby expressly waives any implied warranty of Landlord that the Demised Premises are suitable for their intended commercial purpose.

II. Landlord's Work.

A. Description of Landlord's Work. The following work constitutes Landlord's Work. All work not specified as being Landlord's Work is Tenant's Work. All Landlord's work that is not complete is subject to the governing authorities and applicable codes and will be redesigned or modified, as required, to obtain a Certificate of Completion.

1. Demolition: Not Applicable

2. Structure: As-Is. Landlord shall provide existing conditions of the occupied building in an As-Is condition.

3. Store Front: As-Is. Landlord will provide glass existing glass and glazing and other storefront elements (excluding exterior signage and graphics) in full working order.

4. Interior Finish.

   a. Flooring. Landlord will provided concrete flooring throughout. All concrete flooring in demised premise will be sanded and sealed.

   b. Ceiling. Landlord will provide a gypsum board ceiling in the restroom only. All other ceilings to be exposed

   c. Interior Partitions. Landlord will install interior partitions within the Premises in accordance with Exhibit A. All vertical block surfaces will be covered with sheetrock and painted white in color.

   d. Restrooms. Landlord will provide and install a restroom in the location shown in Exhibit A. The restroom will include sanded and sealed concrete, white wall tile up to 54" AFF, painted gypsum walls and ceilings, ADA compliant toilet and sink, an insta-hot water heater, two wall scones, and all other accessories required by applicable code.

5. Sanitary Facilities.

   a. Sewer Service. Landlord will distribute sewer lines to the restroom and its associated fixtures

6. Utilities.

   a. Water Service. Landlord will distribute water lines to the restroom and its associated fixtures.

   b. Electrical Service. Landlord will provide and install one (1) 200 amp electric service, step down transformer, and all associated disconnects and outlets as required by applicable code.

   c. HVAC. Landlord will provide and install a single thermostat governing 1 ton of Air Conditioning per 300 sq. ft. of leasable area that will service the Sales Area, Restroom, and Storage Room. All exposed ductwork will be Spriral and left with a factory finish.

   d. Natural Gas. Tenant is responsible for setting the gas meter and all associated cost. Landlord is not responsible for providing gas to the suite.

   e. Telephone System. Landlord will provide one (1) conduit from the Demised Premises to the local telephone company distribution point.

7. Building Systems.

   a. Fire Protection. Landlord will supply and install Fire Extinguishers, Fire Sprinklers, Fire Alarm and Fire Monitoring devices sufficient enough to obtain a Certificate of Completion.

8. Parking Areas and Walks in front of the Demised Premises: As-Is. Landlord shall provide existing conditions of the occupied building in an As-Is condition.

B. Additional Work. If Landlord consents to perform work that is in excess of that required by this Exhibit, Landlord will do so only after Tenant has deposited an amount equal to Landlord's non-binding estimate of the cost to perform such excess work in the form of a wire transfer or a cashier's check. Tenant agrees to make such deposit within 10 days after Landlord delivers such estimate to Tenant. If Tenant does not make the deposit within that time period, then Landlord will not perform the additional work and the Delivery Date shall immediately deemed to have occurred. If the cost to perform the additional work exceeds the amount of the deposit, Tenant shall pay that excess within 30 days after Landlord notifies Tenant of the amount of the excess. If Tenant does not do so, then such failure will constitute an event of default under this Lease, without the requirement of additional notice from Landlord.

C. Delivery Date. Subject to the provisions below, Landlord will perform Landlord's Work in substantial compliance with the description of Landlord's Work in this Exhibit. The Delivery Date shall be deemed to have occurred when Landlord's Work has been substantially

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completed (except for minor punch list work) and Landlord has delivered written notice to Tenant of such occurrence. If Landlord's Work is delayed because of a default or failure to act, or both, of Tenant, then the Delivery Date shall be deemed to have occurred when Landlord's Work would have been substantially completed if Tenant's default or failure, or both, had not occurred. When the Delivery Date has occurred, Tenant agrees to accept possession of the Demised Premises and to act and to proceed with due diligence to perform Tenant's Work, as described herein, and to open for business to the public at the Demised Premises.

D. Delay in Delivery Date. If, for any reason the Delivery Date has not occurred by the Estimated Delivery Date, then Landlord cannot be deemed to be in default or otherwise liable in damages to Tenant, nor will the Lease Term be affected. If, however, for any reason the Delivery Date has not occurred within twelve months of the Estimated Delivery Date (excepting force majeure in which case the Estimated Delivery Date shall be extended for the reasonable period of time for Landlord to complete such work), Landlord cannot be deemed to be in default or otherwise liable in damages to Tenant, but this Lease will automatically terminate, in which event neither party will have any further liabilities or obligations, except that Landlord shall repay to Tenant any prepaid rent or Security Deposit.

E. Resolution of Disputes Concerning Landlord's Work. If a dispute as to work performed or required to be performed by Landlord or Tenant arises, the certificate of Landlord's architect or general contractor shall be conclusive. By occupying the Demised Premises, Tenant will be deemed to have accepted the Demised Premises and to have acknowledged that the same fully comply with Landlord's covenants and obligations under this Lease. Occupancy of the Demised Premises by Tenant prior to the Commencement Date is subject to all of the terms and provisions of this Lease, excepting only those requiring the payment of Rent.

III. Tenant's Work.

A. Preparation and Review of Tenant's Plans and Specifications. Within 30 days after the execution of this Lease, Tenant shall deliver to Landlord for Landlord's approval, which approval will not be unreasonably withheld, Tenant's proposed plans and specifications for Tenant's Work (as described below), prepared at Tenant's expense by Tenant's architect which shall be licensed in the Applicable State. Without limiting the generality of the immediately preceding sentence, Tenant's submissions shall include a site plan, exterior elevations, a floor plan, a reflected ceiling plan, a plumbing, electrical and HVAC plan, elevations of walls, a fixture plan and be complete and sufficient to obtain a building permit and a material sample and color board for flooring, ceiling finishes, fixtures and wall coverings to be installed in the Demised Premises and interior fixture layout drawings. All drawings shall be at a scale of either 1/8" or 1/4". If Landlord disapproves of the proposed plans and specifications, then Tenant will have 20 days in which to prepare and submit revised proposed plans and specifications. Landlord and Tenant will continue to exchange plans and specifications and comments, subject in all cases to the time periods set forth above, until the plans and specifications have been approved. Landlord and Tenant agree to negotiate in good faith until they have reached an agreement, it being expressly understood and agreed that neither of them has the right to terminate this Lease because of their failure to reach agreement. The approved designs, plans, specifications, and materials for Tenant's Work are referred to from time to time as the "Tenant's Plans and Specifications." Tenant agrees to begin performing the Tenant's Work and to open for business at the Demised Premises as soon as possible after (but not before) Landlord approves Tenant's Plans and Specifications. Landlord shall have the final right to approve Tenant's Work once it is completed.

Any proposed subsequent changes, modifications or alterations to Tenant's Plans and Specifications (after Tenant's Plans and Specifications are approved by Landlord and Landlord's architect) requested by Tenant must be reviewed and approved in advance by Landlord and Landlord's architect, and Tenant shall pay any additional costs and expenses incurred by Landlord in connection with such review and consideration, including any additional fees charged by Landlord's architect. Landlord shall have the right to demand that Tenant pay such costs and expenses in advance of Landlord's processing any such request.

The review and approval of Tenant's Plans and Specifications by Landlord and Landlord's architect shall in no event create any responsibility or liability on the part of Landlord or Landlord's architect for their completeness, design sufficiency, or compliance with any and all laws, regulations, codes, ordinances and other governmental regulations and shall not relieve Tenant of Tenant's responsibility to verify such compliance and all job conditions, including, without limitation, dimensions, locations and clearances.

B. Approval of General Contractor and Subcontractors. In the event Tenant uses a general contractor to perform construction work within the Demised Premises, Tenant shall, prior to the commencement of such work, obtain Landlord's prior written approval of such general contractor, which approval may be withheld in Landlord's reasonable discretion. Landlord shall also have the right to approve all of Tenant's subcontractors for Tenant's Work in the Demised Premises.

C. Reservation of Space: In multi-story construction, the approximately 4' area under the 2nd story structure is reserved by Landlord for Landlord to use or to allow Tenant or any other tenant or occupant to use and may include water lines/sewer lines for 2nd story occupants, sprinkler mains, bathroom exhaust trunk lines, tenant feeds to electrical/telephone rooms, roof drains, tenant HVAC chase and distribution, gas lines (if applicable) and/or such other utilities and/or services as may be specified by Landlord.

D. Insurance and Indemnity Requirements. As of the Effective Date, during any construction undertaken by or on behalf of Tenant at the Demised Premises and throughout the Lease Term, the insurance requirements set forth in Exhibit "J" and all indemnity requirements under the Lease apply, and Tenant shall provide evidence of appropriate insurance coverage prior to beginning any of Tenant's Work.

E. No Reliance. If Landlord ever delivers any drawings, plans, reports, surveys, or other information to Tenant, that delivery will be as a courtesy to Tenant only and is without any representation or warranty whatsoever. Tenant may not rely on or allow any third parties to rely on such items, which Tenant will use at its own risk.

F. Description of Tenant's Work. Tenant shall construct and perform Tenant's Work at its sole cost and expense. "Tenant's Work" and includes, but is not limited to, the following:

1. Store Front: To the extent that Tenant makes changes to the store front (which changes shall be approved by Landlord in advance and conform to all applicable code requirements), then Tenant is responsible for performing and paying for such changes. Tenant is also responsible for all entrance and exit doors and related hardware other than those that are part of the store front.

2. Interior Finish:

   a. Floor: Tenant is not permitted to penetrate or cut the Landlord-provided slab without first obtaining Landlord's written approval. Tenant shall provide and install the floor covering and base.

   b. Interior of Exterior Walls: Tenant shall insulate and finish exterior walls on their interior surfaces. At Landlord's option, Tenant shall provide either (i) thermal insulation with a minimum R-19 rating, or (ii) sound attenuation with a minimum STC rating of 35. Tenant is not permitted to penetrate exterior walls without first obtaining Landlord's written approval. Tenant shall provide and install display window enclosures and all interior finish. All materials shall be non-combustible

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and have U.L. approval and mill stamp indicating type of treatment. Field applied treatment of combustible materials is not permitted.

c. Interior Walls: Tenant shall install 5/8" fire core gypsum board, taped and bedded up to structural deck. Tenant shall seal all penetrations for sleeves, conduit, pipe, etc. airtight. No sound transmission or vibration transmission will be permitted outside the Demised Premises and Tenant shall insulate demising walls to prevent such transmission. . All other interior partitions shall be of metal stud construction and have gypsum board finish on all sides, taped and bedded. All materials shall be non-combustible and have U.L. approval and mill stamp indicating type of treatment. Field applied treatment of combustible materials is not permitted. Tenant shall provide and perform all interior finish.

d. Structural Columns: Tenant shall finish all structural columns from the floor to the underside of roof construction.

e. Ceiling Material: Tenant is responsible for designing and installing the ceiling, but shall obtain Landlord's prior written consent to any ceiling before installing it. Ceilings shall be non-combustible and shall terminate tight against wall surfaces or be returned to structure and sealed as required by code.

f. Store Fixtures and Furnishings. Tenant shall provide and install all store fixtures and furnishings.

3. Sanitary Facilities: Tenant shall build and install such toilet rooms with lavatories, toilets, and the plumbing connections as is required by applicable codes and ordinances plus interior walls and doors with hardware necessary to separate toilet rooms from adjacent space. The toilet rooms shall have one exhaust fan and one wall light with convenience outlet switched together. If there is an existing toilet room, Tenant shall bring it up to code.

4. Signs and Awnings: Tenant shall provide signs and any awnings approved by Landlord, including any required blocking in support of such signs and awnings. If electrical service is required to light Tenant's exterior storefront sign, then Tenant shall provide electrical power (including conduit, wiring, relays, junction box, transformer(s) and access panel(s)) from Tenant's electrical panel to Tenant's exterior storefront signs. The actual hook-up of Tenant's sign is Tenant's responsibility. Landlord shall approve all penetrations of the exterior wall of the building in which the Demised Premises are located.

5. Utilities: Landlord makes no representation or warranty concerning the existence, size, or placement of any utility lines, meters, or systems. Tenant accepts all lines and systems in their "AS IS" condition. Tenant shall perform any utility work in accordance with applicable codes. All utility service deposits shall be made by Tenant at Tenant's expense.

a. Domestic Water: Tenant must connect to the Landlord-supplied water line and install Landlord provided sub-meter, if not currently present, in the Demised Premises. The cost of the Landlord provided water meter will be at Tenant's sole expense.

b. Sanitary Sewer: Tenant shall tap all sewer service and install all other plumbing work in accordance with all applicable codes. Tenant shall install a minimum of 1 floor drain in each kitchen or toilet area. All cleanouts shall be accessible.

c. Natural Gas Service (if present): Tenant is responsible for setting any meter and all associated costs.

d. Electrical Installation: Tenant shall complete the electrical installation within the Demised Premises in accordance with all applicable codes. Electrical plans submitted to Landlord for approval shall have all load requirements detailed and shall include complete panel, lighting fixture and equipment schedules. Tenant's electrical drawing submittal shall include a tabulation of the electrical load including quantities and sizes of lamps, appliances, signs, water heaters, HVAC equipment, etc. and kilowatt demand for each installed item. A complete electrical panel schedule is required for each installation. Exposed fluorescent tubes will not be permitted in areas available to the public.

e. Telephone System: Tenant shall connect to the local telephone company distribution point outside the Demised Premises through the Landlord-provided conduit to the Demised Premises. All telephone equipment panels, outlets, conduit and wiring shall be at Tenant's sole cost and expense and performed by Tenant hereunder.

6. Store Systems:

a. Fire Protection System (if present): If there is a Landlord-supplied trunk line in the Demised Premises, Tenant shall connect its lateral grids and heads to that trunk line, using a licensed sprinkler contractor approved by Landlord. The sprinkler system installation will be subject to approval by all governing authorities and Landlord's insurance carrier. Tenant is required to use the Landlord's fire protection sub-contractor.

b. Heating, Ventilating and Air Conditioning Systems: Tenant accepts all HVAC equipment in its "AS-IS" condition. Tenant is solely responsible for all work associated with the HVAC system. Tenant shall provide necessary screening for Tenant's unit per Landlord's specifications and as required by code.

c. Fire Alarm System: Tenant, at Tenant's sole cost and expense, shall provide and install smoke detectors, pull station, horn, strobes, and other items as required by code, feed connections back to Landlord's central fire alarm panel, and is required to use Landlord's fire alarm contractor to perform the work.

d. Security System. If Tenant wishes to have a security system, Tenant is responsible for installing such system at Tenant's sole cost and expense.

G. Performance of Tenant's Work. Tenant shall follow all "work letter" instructions that Landlord delivers to Tenant in connection with Tenant's Work. Tenant shall not damage any portion of the Project in connection with its work. Any roof penetration shall be performed by Landlord's roofer or, at Landlord's option, by a bonded roofer approved in advance by Landlord. Any roof work can begin only after Landlord has given consent, which consent may be conditioned upon Tenant's plans, to include materials acceptable to Landlord, in order to prevent injury to the roof and to spread the weight of any equipment being installed. Tenant is also responsible for obtaining, and paying for, professional inspections of any structural work (including any roof work or concrete work). Landlord reserves the right at any time prior to Tenant's commencement of Tenant's Work or during the performance of Tenant's Work to require a payment and performance bond in the amount of 100% of Tenant's construction contract and shall be given by a sufficient surety which is satisfactory to Landlord and shall be in form as Landlord shall approve, in Landlord's sole discretion ("Bonds"). Tenant agrees, at its own expense (subject to reimbursement from the Allowance pursuant to the terms of the Lease, if any), to construct Tenant's Work diligently and continuously to completion. Tenant shall

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construct Tenant's Work in a first-class, professional manner and in accordance with generally accepted construction and engineering practices, subject to Landlord's approval (to be exercised in Landlord's reasonable judgment).

During the performance of Tenant's Work or subsequent improvements in accordance with the Lease, Tenant shall be responsible for the removal from the Demised Premises on a daily basis of all trash, construction debris and surplus construction materials, or at Landlord's option, the placement on a daily basis of such trash, debris and materials in receptacles designated by Landlord.

Tenant's contractor and subcontractors shall not post signs on any part of the Demised Premises or the Project.

Prior to the commencement of Tenant's Work, Tenant shall cause a Notice of Commencement with respect to any such work to be recorded in the public records for the State and County in which the Premises is located in the form designated by Landlord.

H. Cost: Licenses, Impact Fees and Permits. All work undertaken by Tenant is at Tenant's sole cost and expense. Tenant shall secure all necessary licenses and permits necessary or useful in connection with Tenant's Work. Any impact fees levied by governmental authority caused by Tenant's use and occupancy shall be paid by Tenant.

I. Completion Notice. Tenant shall notify Landlord that Tenant's Work is complete and deliver to Landlord a copy of Tenant's certificate of occupancy within 30 days after Tenant's Work is substantially complete but in any event before Tenant opens for business in the Demised Premises.

J. Allowance. Intentionally Deleted.

EXHIBIT "D"

RENEWAL OPTION

Tenant (but not any assignee, subtenant or other transferee of Tenant, even if Landlord's consent thereto is obtained in accordance with the terms and conditions of this Lease) is hereby granted the option(s) to extend the Lease Term for one (1) renewal option of three (3) years, the "Extension Term", provided (a) Tenant is not in default under this Lease beyond any applicable notice and cure periods at the time of exercise of the option, nor at the commencement date of the Extension Term, and (b) Tenant gives written notice of its exercise of the respective option no more than two hundred forty (240) and no less than one hundred eighty (180) days prior to the expiration of the Initial Term. The Extension Term shall commence on the day immediately following the scheduled date of expiration of the Initial Term and shall be upon the same terms, conditions and rentals as were in effect hereunder during the Initial Term, except: (i) Tenant shall have no further right of renewal after the Extension Term, and (ii) the monthly Minimum Rent during the Extended term will be equal to whatever monthly Minimum Rent (plus whatever periodic adjustments) Landlord is then quoting to prospective tenants for new leases of comparable space in the Project for comparable uses (if any) and for a comparable term (*i.e.*, comparable both as to the commencement date and as to the length of the term), as confirmed by written statement to Tenant by a representative of Landlord; provided, however, that if no comparable space exists in the Project, then whatever is then being quoted to prospective tenants for new leases of reasonably comparable space and reasonably comparable terms in reasonably comparable projects within the same general geographical area as the Project (also as confirmed by written statement to Tenant by a representative of Landlord). Notwithstanding the above provisions to the contrary: (A) in no event will the adjusted monthly Minimum Rent for the Extension Term be lower than the monthly Minimum Rent for the Initial Term; and (B) in the event Tenant has not agreed in writing to accept the monthly Minimum Rent before ninety (90) days prior to the expiration of the Initial Term, Landlord at its option may terminate this Lease as of the expiration of the Initial Term. Landlord shall lease the Demised Premises to Tenant during the Extension Term in the condition of such Demised Premises as existed on the date of termination or expiration of the Initial Term, and Landlord shall not be required to provide to Tenant any allowances (e.g., construction allowance and the like) or other tenant inducements in connection with Tenant's extension of the Lease Term pursuant to this Exhibit. Upon the request of either party hereto, Landlord and Tenant shall enter into an amendment to this Lease to reflect the extension of the Lease Term and changes to Minimum Rent in accordance with this Exhibit. Tenant's rights under this Exhibit shall terminate if the Lease or Tenant's right to possession of the Demised Premises is terminated or if Tenant fails to timely exercise Tenant's option to extend the Lease Term in accordance with the terms and conditions of this Exhibit (time being of the essence with respect to Tenant's exercise thereof).

EXHIBIT "E"

RULES AND REGULATIONS

1. Tenant shall furnish Landlord with a complete list of license numbers of all automobiles operated by Tenant, its contractors, employees, subtenants, and licensees and their employees, within five (5) days after Landlord's verbal or written request therefor, and Tenant's store manager shall confirm immediately to Landlord's security personnel whether or not a particular vehicle is owned or operated by Tenant, its contractors, employees, subtenants, licensees and their employees. Tenant agrees that if any automobile or other vehicle owned by Tenant or any of its contractors, employees, subtenants, licensees and their employees, at any time is parked anywhere other than in the areas designated by Landlord for employee parking, Landlord has the right to remove or cause to be removed the vehicle to such location as determined by Landlord (and any costs of the removal and retrieval of same shall be paid by such violator) or to place a "boot" on such vehicle rendering the vehicle immobile until payment of such fines by such violator as may be established by Landlord from time to time for removal of same (currently, $100.00 for each removal).

2. Tenant is not permitted to solicit business, or distribute leaflets or other material in the Common Area nor take any action which in the sole and exclusive judgment of Landlord would constitute a nuisance or would disturb, endanger, or interfere with the rights of other persons to use the Common Area or would tend to injure the reputation of the Project.

3. Landlord may temporarily close any part of the Common Area for such periods of time as may be necessary to make repairs or alterations. Use of the roof is reserved to Landlord. Any work done on or upon the roof [including with respect to any HVAC, antenna or other equipment thereon], or any penetrations of the roof, shall be performed by a contractor designated or approved by Landlord and in such a way so as to maintain the building roof warranties.

4. Tenant shall not conduct within the Demised Premises any fire, auction, bankruptcy, "going-out-of-business," "lost-our-lease" or similar sale; nor is Tenant permitted to operate within the Demised Premises a "wholesale" or "factory outlet" store, a cooperative store, a "second hand" store, a "surplus" store, a store commonly referred to as a "discount house" or a catalogue sales store except of merchandise which Tenant is permitted to sell over-the-counter. Tenant shall not advertise that it sells products or services at a "discount," "cut-price" or "cut-rate prices." The purpose for this restriction is the maintenance of a first-class retail project image, not price regulation; therefore, Landlord agrees that items may be sold, and on occasion be advertised as being sold, at discounted prices as long as Tenant complies with all applicable laws and maintains an image consistent with a first-class retail project.

5. Tenant shall maintain all display windows in a neat, attractive condition, and shall keep all display windows, exterior electric signs and exterior lighting under any canopy in front of the Demised Premises lighted from dusk until 11:00 p.m., every day, including Sundays and holidays (or any other hours established by Landlord for the Project).

6. Tenant shall include the address and identity of its business activities in the Demised Premises in all advertisements made by Tenant in which the address and identity of any similar local business activity of Tenant is mentioned.

7. Tenant will permit Landlord to place and maintain "For Rent" or "For Lease" signs on the Demised Premises during the last 180 days of the Lease Term, it being understood that such signs in no way affect Tenant's obligations pursuant to this Lease.

8. In the event Tenant uses all or any portion of the Demised Premises for food preparation, Tenant shall comply with all regulations and requirements of applicable health and safety authorities, including, if required by such authorities, installing an adequate grease trap (or verifying that the existing grease trap, if there is one, is adequate), which shall be subject to Landlord's prior written approval thereof. Tenant shall arrange for regular and frequent cleaning of any such grease trap so as to fully and completely prevent any overflow of the grease trap. Tenant shall also arrange for regular and frequent cleaning of any ventilation filters and other equipment related thereto. Tenant shall take good care of the Demised Premises, keep the Demised Premises secure (and Tenant acknowledges that it is not relying on any representation or warranty of Landlord in this regard), and keep the Demised Premises free from waste at all times. Tenant shall not overload the floors in the Demised Premises, nor deface or injure the Demised Premises. Tenant at all times shall keep the Demised Premises neat, clean and free from dirt and rubbish; shall take care that dirt, refuse, and garbage from or connected with the Demised Premises does not collect on the sidewalks, service ways and loading areas adjacent to or serving the Demised Premises or any other portion of the Project. Tenant shall store all trash and garbage within the Demised Premises and deposit it in the trash dumpster or other container supplied by Landlord and designated by Landlord for such type of trash and garbage, using only water-tight containers to transport the trash and garbage from the Demised Premises to such dumpster or other container. Unless otherwise specifically provided in the Lease, Landlord will arrange for the regular pick-up of such trash and garbage and will charge Tenant an equitable portion of the total of charges to all tenants using the service. Tenant shall receive and deliver goods and merchandise and remove garbage and trash in the frequency, schedule, manner, and areas (including designated pathways thereto) Landlord prescribes. Tenant shall not operate an incinerator or burn trash or garbage within the Project.

9. Canvassing, soliciting and peddling in the Common Area are prohibited.

10. Sidewalks, doorways, halls, stairways and similar areas shall not be obstructed nor shall refuse, furniture, boxes or other items be placed therein by Tenant or its officers, agents, servants or employees, or used for any purpose other than ingress or egress to and from the Demised Premises, or for going from one part of the Project to another part of the Project.

11. Tenant shall notify the Project manager when safes or other heavy equipment are to be taken in or out of the Project, and such moving shall only be done after written permission is obtained from Landlord on such conditions as Landlord shall require.

12. All deliveries shall be made via the loading dock, service elevators, and rear entry to the Demised Premises during normal working hours. Landlord's written approval shall be obtained for any delivery after normal working hours. No obstructions, goods or delivery vehicles shall be left unattended outside of the Demised Premises. Passenger elevators are to be used only for the movement of persons.

13. Plumbing fixtures and appliances shall be used only for the purposes for which constructed, and no unsuitable material shall be placed therein.

14. No machinery of any kind other than cash registers and business computers shall be operated on the Demised Premises without the prior written consent of Landlord. Tenant shall not use or keep in the Project any flammable or explosive fluid or substance, or any illuminating materials. No space heaters or fans shall be operated in the Project.

15. No animals shall be brought into or kept in or about the Project.

16. No bicycles, motorcycles or similar vehicles will be allowed in the Project, except those approved for delivery purposes.

17. Landlord has the right to evacuate the Project in the event of an emergency or catastrophe.

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18. Tenant shall comply with reasonable parking rules and regulations as may be posted and distributed from time to time.

19. No portion of the Demised Premises shall be used as an overnight accommodation.

20. Tenant shall not do, or permit anything to be done, in or about the Project, or bring or keep anything therein, that will in any way increase the rate of fire or other insurance on the Project or on property kept therein or otherwise increase the possibility or fire or other casualty.

21. Tenant will not locate furnishings or cabinets adjacent to mechanical or electrical access panels or over air conditioning outlets so as to prevent operating personnel from servicing such units as routine or emergency access may require. The cost of moving such furnishings for Landlord's access will be at the Tenant's sole cost and expense, which will be charged to Tenant's account. Only personnel designated by Landlord may work on the lighting and air conditioning equipment of the Project.

22. Smoking is not permitted in any of the Project's public or open areas (*i.e.* lobbies, elevators, corridors, restrooms, etc.) at any time.

23. Tenant shall not drill, core or otherwise penetrate the concrete slab of the Demised Premises without the prior written consent of Landlord, such consent to be granted or withheld in Landlord's sole discretion.

24. Tenant will not locate linen hampers, kegs, cartridges, plastic "milk crates" in hallways, loading docks or Common Area.

25. Tenant will not place any merchandise, rolling racks, tables, sign holders, trash or potted plants/shrubbery in the entryway or vestibule to the Demised Premises.

26. Storefront signs shall only contain Tenant's trade name. There shall be no listing of merchandise, services or slogans, unless such is pre-approved by Landlord in writing as part of Tenant's signage package.

27. Landlord may require Tenant, at Tenant's sole cost and expense to contract for termite and pest extermination services for the Demised Premises which shall be rendered no less frequently than monthly and to deliver to Landlord a certificate evidencing such services.

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EXHIBIT "F"

EXCLUSIVE USES IN THE PROJECT

Landlord shall not permit any other tenant or occupant in the Project to operate: (i) a food market of any kind, (ii) a liquor store, (iii) a candy store, (iv) a store whose "Primary Use" (as defined herein) is the sale of kitchen wares, (v) a florist or another occupant whose Primary Use is selling fresh flowers, (vi) a store whose Primary Use is a food and beverage store that sells food and beverages for off premises consumption, (vii) a restaurant-oriented bakery for on or off premises consumption, such as, by way of example only, Panera Bread, Atlanta Bread, Corner Bakery, and Paradise Bakery, (viii) a delicatessen selling fresh baked goods and delicatessen items, such as, by way of example only, Too Jays Deli, and (ix) a restaurant who sells branded coffee or branded tea or whose Primary Use is the sale of branded coffee or branded tea, such as, by way of example only, Starbucks and Dunkin Donuts, provided, however, that Landlord shall be permitted to lease to restaurants or other tenants, who as an incidental use, sell or serve non-branded coffee or tea other than as a Primary Use. As used herein, the term "Primary Use" shall mean that the sale of such items shall constitute more than thirty percent (30%) of all gross sales by such tenant in such location. Nothing contained herein shall be deemed to prevent lessee from selling and offering for sale any nutritional product which is derived, extracted or formulated from any part of the coffee plant or bean and not sold as coffee or a coffee-based beverage.

EXHIBIT "G "

GUARANTY

In order to induce LG Coral Gables, LLC, a Florida limited liability company ("Landlord") to execute the foregoing Retail Lease Agreement (the "Lease") with Earth Science Tech., Inc. a Nevada corporation ("Tenant"), for a certain Demised Premises in the project referred to as Gables Ponce, Miami-Dade County ("Applicable County"), State of Florida ("Applicable State"), the undersigned (whether one or more than one, "Guarantor") has guaranteed and by this instrument (the "Guaranty") does hereby unconditionally guarantee the full and prompt payment of all rental amounts and other sums required to be paid by Tenant under the Lease (individually, a "Guaranteed Payment", and collectively, the "Guaranteed Payments"), and the full and faithful performance of all terms, conditions, covenants, liabilities, obligations, duties and agreements contained in the Lease on the Tenant's part to be performed (individually, a "Guaranteed Obligation", and collectively, the "Guaranteed Obligations"), as if the undersigned has executed the Lease as Tenant thereunder, and the undersigned Guarantor further promises to pay all of Landlord's costs and expenses (including reasonable attorneys' fees) incurred in endeavoring to collect the Guaranteed Payments or to enforce the Guaranteed Obligations or incurred in enforcing this Guaranty, as well as all damages which Landlord may suffer in consequence of any default or breach under the Lease or this Guaranty.

1. Landlord may at any time and from time to time, without notice to or consent by the undersigned Guarantor, take any or all of the following actions without affecting or impairing the liability and obligations of the undersigned Guarantor on this Guaranty:

(a) grant an extension or extensions of time for payment of any Guaranteed Payment or time for performance of any Guaranteed Obligation;

(b) grant an indulgence or indulgences in the payment of any Guaranteed Payment or in the performance of any Guaranteed Obligation;

(c) modify or amend the Lease or any term thereof or any obligation of Tenant arising thereunder;

(d) consent to any assignment or assignments, sublease or subleases and successive assignments or subleases by Tenant or by Tenant's successors or assigns;

(e) consent to an extension or renewal (or extensions or renewals) of the term of the Lease;

(f) accept other guarantees or guarantors;

(g) release any person primarily or secondarily liable hereunder or under the Lease or under any other guaranty of the Lease; and/or

(h) enter into any other covenants with respect to the Lease as Landlord may deem appropriate.

2. The liability of the undersigned Guarantor under this Guaranty (a) shall not be affected, impaired, modified, changed, released or limited in any manner whatsoever by any failure or delay by Landlord in collecting or enforcing any Guaranteed Payment or enforcing any Guaranteed Obligation or this Guaranty or any security therefor or in exercising any right or power in respect thereto, or by any compromise, waiver, settlement, change, subordination, impairment, release, modification or disposition of any Guaranteed Payment or Guaranteed Obligation or of any security therefor, or by any indulgence, compromise, settlement or variation of terms which may be extended to Tenant by Landlord or agreed upon by Landlord and Tenant, and (b) shall not be impaired, modified, changed, released, or limited in any manner whatsoever by any impairment, modification, change, release, or limitation of the liability of Tenant or its estate in bankruptcy, or of any remedy for the enforcement thereof, resulting from the operation of any present or future provisions of the United States Bankruptcy Code or any similar law or statute of the United States or any State thereof. In order to hold the undersigned Guarantor liable hereunder, there shall be no obligation on the part of Landlord, at any time, to resort to Tenant or to any other guaranty or to any security or other rights and remedies for payment or performance, and Landlord shall have the right to enforce this Guaranty irrespective of whether or not other proceedings or actions are pending or being taken seeking resort to or realization upon or from any of the foregoing.

3. Landlord and Tenant, without notice to or consent by the undersigned, may at any time or times enter into such extensions, renewals, amendments, assignments, subleases, or other covenants with respect to the Lease as they may deem appropriate, and the undersigned shall not be released thereby, but shall continue to be fully liable for the payment and performance of all liabilities, obligations and duties of Tenant under the Lease as so extended, renewed, amended, assigned or otherwise modified.

4. The undersigned hereby waives notice of acceptance of this Guaranty and all other demands and notices of any kind in connection with this Guaranty or any Guaranteed Payment or Guaranteed Obligation (including, without limitation, notices of dishonor or default by Tenant under the Lease, notice of acceleration or intent to accelerate, and notice of any extensions granted or other action taken in reliance hereon), and waives all diligence in collection or in protection of any security, presentment, protest, demand, or suit on the part of Landlord in the enforcement of any liability, obligation or duty guaranteed hereby.

5. The undersigned Guarantor hereby acknowledges full and complete notice and knowledge of all the terms, conditions, covenants, obligations and agreements of the Lease.

6. The payment by the undersigned Guarantor of any amount pursuant to this Guaranty shall not in any way entitle the undersigned Guarantor to any right, title or interest (whether by subrogation or otherwise) of Tenant under the Lease or to any security being held for any Guaranteed Payment or Guaranteed Obligation.

7. The undersigned agrees that, within ten (10) days after a request from Landlord (but not more than once per calendar year, unless in connection with an uncured Tenant default, a proposed sale or refinance of the Project, in whole or in part), the undersigned shall deliver to Landlord such financial statements as are reasonably required by Landlord to verify the net worth of the undersigned. The undersigned further agrees that, within five (5) days after a request from Landlord, the undersigned shall deliver to Landlord a statement certifying to the undersigned's address and the undersigned's driver license number and/or social security number, federal employer identification number or tax identification number, as applicable.

8. The undersigned further agrees that Landlord shall not be first required to enforce against Tenant or any other person any liability, obligation or duty guaranteed hereby before seeking enforcement thereof against the undersigned. Suit may be brought and maintained against the undersigned by Landlord to enforce any liability, obligation or duty guaranteed hereby without joinder of Tenant or any other person.

9. This Guaranty shall be continuing, absolute and unconditional and shall remain in full force and effect until all Guaranteed Payments are made, all Guaranteed Obligations are performed and all obligations of the undersigned Guarantor under this Guaranty are fulfilled.

10. This Guaranty shall be binding upon the undersigned and shall also bind the heirs, personal representatives, executors, administrators, successors and assigns of the undersigned Guarantor and shall inure to the benefit of Landlord and Landlord's heirs, executors, administrators, successors and assigns.

11. If this Guaranty is executed by more than one person, all singular nouns and verbs herein relating to the undersigned Guarantor shall include the plural number, the obligations of the several guarantors shall be joint and several, and Landlord may enforce this Guaranty against any one or more guarantors without joinder of any other guarantor (hereunder or otherwise).

12. Landlord and the undersigned Guarantor intend and believe that each provision of this Guaranty comports with all applicable laws. However, if any provision of this Guaranty is found by a court to be invalid for any reason, the remainder of this Guaranty shall continue in full force and effect and the invalid provision shall be construed as if it were not contained herein.

13. It is understood that other agreements similar to this Guaranty may, at Landlord's sole option and discretion, be executed by other persons with respect to the Lease. This Guaranty shall be cumulative of any such agreements and the liabilities and obligations of the undersigned Guarantor under this Guaranty shall in no event be affected or diminished by reason of any such other agreements. Moreover, in the event Landlord obtains another signature of more than one guarantor on this Guaranty or by obtaining additional guarantee agreements, or both, Guarantor agrees that Landlord, in Landlord's sole discretion, may (a) bring suit against all guarantors of the Lease, jointly and severally, or against any one or more of them, (b) compound or settle with any one or more of the guarantors for such consideration as Landlord may deem proper, and (c) release one or more of the guarantors from liability. The undersigned Guarantor further agrees that no such action shall impair the rights of Landlord to enforce the Lease or any guaranty obligations against any remaining guarantor or guarantors, including the undersigned Guarantor.

14. Each person signing this Guaranty as an officer or signatory of Guarantor represents to Landlord that such person is duly authorized to execute this Guaranty without the necessity of obtaining any other signature of any other officer, entity or person. If the party executing this Guaranty is a corporation, then the undersigned officer personally represents and warrants that the execution of this Guaranty has been authorized by the board of directors of the Guarantor, in a duly held meeting, and that it has been determined by the board of directors of the Guarantor that this guaranty may reasonably be expected to benefit such Guarantor, and that this Guaranty is fully binding on the undersigned Guarantor.

15. This Guaranty shall be governed by and construed according to the laws of the Applicable State. The situs for the resolution (including any judicial proceedings) of any disputes arising under or relating to this Guaranty shall be the Applicable County. The undersigned agrees that if either party shall employ an attorney to present, enforce or defend either Parties' rights or remedies hereunder, the prevailing party shall have any reasonable attorneys' fees and costs incurred by paid for by the other party.

THE UNDERSIGNED AND LANDLORD (BY ACCEPTANCE OF THIS GUARANTY) EACH WAIVE ANY RIGHT THEY MAY HAVE TO REQUIRE THAT A JURY PARTICIPATE IN DECIDING ANY OR ALL ISSUES ARISING UNDER OR IN CONNECTION WITH THE LEASE OR THIS GUARANTY OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION WITH THE LEASE OR THIS GUARANTY. THIS WAIVER SPECIFICALLY INCLUDES A WAIVER OF TRIAL BY JURY, APPLIES TO ALL PRESENT AND FUTURE RIGHTS, AND IS MADE TO THE FULLEST EXTENT PERMITTED BY LAW.

EXECUTED, this 18 day of July, 2014 to be effective the same day as the Effective Date of the Lease.

GUARANTORS:

[signature]

Printed Name: Harvey Katz

Address: 2255 Glades Rd. Boca Raton, FL 33431

WITNESSES:

[signature]

Print Name: Betsy Dobisch

Print Name:____________________

Print Name:____________________

Print Name:____________________

Spouse of above guarantor (if applicable):

Printed name:____________________

Name and Address:____________________

EXHIBIT "H"

Intentionally Deleted.

TK

EXHIBIT "I "

Intentionally Deleted.

EXHIBIT "J"

TENANT'S INSURANCE REQUIREMENTS

Tenant shall, at Tenant's sole cost and expense, procure and maintain throughout the Lease Term, all of the minimum insurance coverages in accordance with the following requirements:

1. Property Insurance. Property Insurance which covers (a) all of Tenant's personal property in, on, at, or about the Demised Premises, and (b) all leasehold improvements to the Demised Premises. Tenant's Property Insurance shall be written on the broadest available "all-risk" policy form (or its then-equivalent); must include an agreed-amount endorsement for no less than one hundred percent (100%) of full replacement cost; must include provisions and/or endorsements assuring both mold coverage and terrorism coverage; must be written in amounts of coverage that meet any coinsurance requirements of the policy or policies; and must name Landlord (and, if and as requested by Landlord, Landlord's ground lessor(s) and/or mortgagee(s), as applicable), as an "insured as its interest may appear." Tenant's Property Insurance shall contain no deductible or self-insured retention in excess of $10,000.

2. Business Income Insurance. Business income/business interruption insurance and extra expense coverage ("Business Income Insurance") with coverage amounts that will reimburse Tenant for all direct and indirect loss of income arising out of and all charges and costs incurred in connection with all losses covered by Tenant's Property Insurance. This coverage must include loss arising from prevention of, or denial of use of or access to, all or part of the Demised Premises or the Project. Business Income Insurance Coverage must provide coverage for no less than 12 months of the gross loss of income, charges, and costs contemplated under this Lease; and

3. Commercial General Liability Insurance. Commercial general liability insurance, or its then-equivalent, written on an "occurrence" policy form, covering all claims, demands or actions for bodily injury, property damage, personal and advertising injury and medical payments arising out of or relating, directly or indirectly, to Tenant's business operations, conduct, assumed liabilities, or use or occupancy of the Demised Premises, or by the condition of the Demised Premises, including environmental coverage and dramshop (*i.e.*, alcohol sales) coverage if Tenant's business in any way involves serving or selling of alcohol or if deemed appropriate by Landlord (collectively, "Tenant's Liability Insurance") Tenant's Liability Insurance must also include the broadest available form of contractual liability coverage. The minimum acceptable limits for Tenant's Liability Insurance are $2,000,000 (with no offset for occurrences on property other than the Demised Premises) per occurrence, and $5,000,000 in the aggregate. These minimum limits can be a combination of commercial general liability and excess insurance. Tenant must cause Landlord, Landlord's mortgagees, Landlord's ground lessor (if applicable) and Landlord's property manager to be named as "additional insureds" by endorsement satisfactory in form and substance to Landlord.

4. Business Automobile Liability Insurance. The minimum acceptable limits for the Business Automobile Liability Insurance is $1,000,000. The Business Automobile Liability Insurance must be written on an occurrence basis and must include liability arising out of operation of owned, hired, and non-owned vehicles

5. Worker's Compensation Insurance. Workers' compensation insurance as required by the laws in the Applicable State, together with employer's liability insurance in an amount not less than $500,000 covering Tenant's agents and employees in the Demised Premises and containing waivers of subrogation in favor of Landlord. TENANT HEREBY INDEMNIFIES, AGREES TO HOLD HARMLESS AND, AT LANDLORD'S OPTION, DEFEND LANDLORD AND LANDLORD'S AGENTS, REPRESENTATIVES AND EMPLOYEES FROM AND AGAINST ALL CLAIMS ARISING OUT OF ANY LOSS SUFFERED BY (OR IN CONNECTION WITH) ANY OF TENANT'S AGENTS, REPRESENTATIVES OR EMPLOYEES AT THE DEMISED PREMISES WHICH WOULD HAVE BEEN OR IS COVERED BY AN APPROPRIATE WORKERS' COMPENSATION INSURANCE POLICY AND/OR EMPLOYER'S LIABILITY INSURANCE POLICY.

6. Builder's Risk. At all times during which construction work is being performed by or on behalf of Tenant at the Demised Premises, Tenant shall maintain "Builder's Risk" insurance, covering the full replacement value of all such work being performed, naming Landlord as an "insured as its interest may appear," and being written in amounts of coverage that meet any coinsurance requirements of the policy or policies.

The insurance requirements set forth herein are independent of Tenant's waiver, indemnification, and other obligations under this Lease and cannot be construed or interpreted in any way to restrict, limit, or modify Tenant's waiver, indemnifications, and other obligations or to limit in any way Tenant's liability under this Lease. In addition, each insurance company must have a rating of no less than A-:VIII in the current Best's Insurance Guide or A- in the current Standard and Poor Insurance Solvency Review and must be duly licensed and/or approved to engage in the business of insurance in the Applicable State. Tenant's insurance hereunder must be written on forms and with deductibles satisfactory to Landlord and must be primary insurance and must provide that any insurance carried by the Landlord or any other party is strictly excess, secondary, and noncontributing with any insurance carried by Tenant. The insurance Tenant is required to carry under this Lease must provide that it cannot be canceled, not renewed, or be subject to a change in coverage or limits of coverage except after thirty (30) days' prior written notice to Landlord and Landlord's lender. Moreover, Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least thirty (30) days prior to cancellation or modification of such insurance. Tenant is permitted to provide its insurance through a blanket policy as long as Tenant, at Tenant's sole cost and expense, procures a "per location" endorsement applicable to the Demised Premises, or an equivalent reasonably acceptable to Landlord. If it is or becomes customary for tenants of properties similar to the Project and/or engaged in businesses or uses of the nature being made by Tenant of the Demised Premises to provide insurance policies with limits higher than the foregoing limits or with coverages other than the foregoing coverages, then Tenant will provide Landlord with such additional insurance as may be requested by Landlord. If Tenant should fail to comply with the foregoing requirements relating to insurance, Landlord may obtain such insurance and Tenant shall pay to Landlord on demand as Additional Rent hereunder the premium cost thereof plus interest at the Interest Rate from the date of payment by Landlord until repaid by Tenant, and the foregoing shall be cumulative with, and does not supersede or reduce in any way, Landlord's rights for Tenant's default under the Lease.

Tenant must deliver to Landlord adequate proof that Tenant is carrying the type and amount of insurance coverage required by this Lease before Tenant enters onto the Demised Premises and at any time thereafter upon request from Landlord. Additionally, Tenant must deliver to Landlord, no less than thirty (30) days before the expiration date of any policy, adequate proof that Tenant has obtained renewal or replacement coverage for at least one (1) year immediately following such expiration. While the following checklist does not override the requirements of the preceding sentences, it is intended to give Tenant a preliminary checklist of the insurance documentation Landlord requires:

a. ACORD Form 28 ("Evidence of Commercial Property Insurance" for Property Insurance) and/or equivalent forms satisfactory to Landlord for Tenant's Builder's Risk Insurance, Commercial General Liability Insurance, Worker's Compensation Insurance, and Employers' Liability Insurance.

b. Copies of all additional insured endorsements (which must be on ISO Form 2026 or an ISO form which replaces such form).

c. Copies of all loss payee endorsements.

d. Copies of all mortgagee clauses.

e. Copies of all waivers of subrogation.

EXHIBIT "K"

Intentionally Deleted.